AGREEMENT OF LEASE   Lease No. D-3-872

EMPIRE STATE BUILDING COMPANY L.L.C., Landlord

and

CONTACT SPORTS, INC., Tenant

Premises:	Empire State Building — Room 1103 350 Fifth Avenue New York, New York 10118

Date:	As of February 3, 2003

LEASE made as of this 3rd of February, 2003 between EMPIRE STATE BUILDING COMPANY L.L.C., a New York limited liability company, with an address at 350 Fifth Avenue, New York, New York 10118, hereinafter referred to as "Landlord" and CONTACT SPORTS, INC., a New York Corporation with an address at 107 Industrial Drive, Jersey City, N.J. 07305, hereinafter referred to as "Tenant".

WITNESSETH:

Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain premises known as Room 1103, on the 11th floor, as indicated in red on the diagram set forth on Exhibit A annexed hereto and made part hereof (said premises are hereinafter referred to as the "demised premises" or the "premises"), in the building known as the Empire State Building ("the building") in the County of New York, City of New York, for a term of ten (10) years, to commence on the 1st day of March, 2003 (the "Commencement Date"), and to expire on the 28th day of February, 2013, or until such term shall sooner end as herein provided, both dates inclusive, upon the terms and conditions hereinafter provided.

Landlord and Tenant covenant and agree:

1. PURPOSE

Tenant shall use and occupy the demised premises only for offices relating to Tenant's business, and for no other purpose. Without limiting the generality of the foregoing, it is expressly understood that no portion of the demised premises shall be used as, by or for (a) retail operations of any retail or branch bank, trust company, savings bank, industrial bank, savings and loan association, credit union or personal loan operation, or (b) a public stenographer or typist, (c) a barber shop, beauty shop, beauty parlor or shop, (d) a telephone or telegraph agency, (e) a telephone or secretarial service, (f) a messenger service, (g) a travel or tourist agency, (h) an employment agency, (i) a restaurant or bar, (j) a commercial document reproduction or offset printing service, (k) a public vending machines, (1) a retail, wholesale or discount shop for sale of books, magazines, audio or video tapes, CD ROM, DVD ROM or other devices for the recording or transmitting of audio or visual signals, images, music or speech, electronic equipment and accessories or any other merchandise, (m) a retail service shop, (n) a labor union, (o) a school or classroom, (p) a governmental or quasi-governmental bureau, department or agency, including an autonomous governmental corporation, embassy or consular office of any country or other quasi-autonomous or sovereign organization, (q) an advertising agency, (r) a firm whose principal business is real estate brokerage, (s) a company engaged in the business of renting office or desk space, (t) any person, organization, association, corporation, company, partnership entity or other agency immune from service or suit in the courts of the State of New York or the assets of which may be exempt from execution by Landlord in any action for damages, (u) manufacturing or (v) retail sales. Tenant shall not affix any sign to any window or exterior surface of the demised premises nor install or place any sign within the demised premises that may be seen from the outside.

Neither the demised premises, nor the halls, corridors, stairways, elevators or any other portion of the building shall be used by Tenant or Tenant's servants, employees, licensees, invitees or visitors in connection with the aforesaid permitted use or otherwise so as to cause any congestion of the public portions of the building or the sidewalks or roadways adjoining the building whether by trucking or by the congregating or loitering thereon of Tenant and/or the servants, employees, licensees, invitees or visitors of Tenant.

2. RENT

Tenant agrees to pay as rent herein provided at the office of Landlord or such other place as Landlord may designate, payable in United States legal tender by good and sufficient check drawn on a bank having a branch in the Borough of Manhattan, City of New York, and without any notice (except as specifically set forth herein), set off or deduction whatsoever, each of the types of rent set forth in this Article 2. Any sum other than fixed annual rent payable hereunder shall be deemed additional rent and due on demand unless otherwise specifically provided. Landlord shall have the same rights and remedies hereunder with respect to Tenant's non-payment of additional rent as it has with respect to Tenant's non-payment of fixed annual rent.

A. Fixed Annual Rent: There is herein reserved to Landlord for the entire term of this lease fixed annual rent (without electricity) and subject to adjustment pursuant to paragraph B below equal to the aggregate amount of the sums hereinafter set forth. Fixed annual rent shall be paid in advance as follows: Commencing on and on the first day of each month thereafter throughout the term of this lease, Tenant shall pay to Landlord, without notice, deduction, set off or reduction (except as specifically set forth herein), monthly payments of fixed annual rent equal to one-twelfth (1/12th) of each of the following annual amounts (except that the first monthly installment of fixed annual rent is being paid upon the execution hereof):

(i) March 1, 2003 through February 28, 2008:
Forty-Six Thousand One Hundred Forty-Four and 00/100 ($46,144.00) Dollars per annum ($3,845.33 per month); and

(ii) March 1, 2008 through February 28, 2013:
Fifty-One Thousand Eighty-Eight and no/100 ($51, 088.00) Dollars per annum ($4,257.3er month).

If and so long as Tenant is not in default of any obligation on its part to be performed hereunder, Tenant shall receive a rent credit of Fifteen Thousand Three Hundred Eighty-One and 33/100 ($15,381.33) Dollars, to be applied (i) in two (2) equal monthly installments of Three Thousand Eight Hundred Forty Five and 33/100 ($3,845.33) Dollars each against the second and third monthly installments of fixed annual rent payable hereunder (i.e. April 2003 and May 2003) and (ii) in four (4) equal monthly installments of One Thousand Nine Hundred Twenty Two and 66/100 ($1,922.66) dollars each against the fourth, fifth, sixth and seventh monthly installments of fixed annual rent payable hereunder (i.e., June 2003, July 2003, August 2003 and September 2003)./

B.Cost of Living Adjustment: The fixed annual rent reserved in this lease and payable hereunder shall be adjusted, as of the times and in the manner set forth in this paragraph B:

(i)             Definitions: For the purposes of this paragraph B, the following definitions shall apply:

(a) The term "Base Year" shall mean the full calendar year 2003.

(b) The term "Price Index" shall mean the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items. New York, N.Y.—Northeastern, N.J., all urban consumers (presently denominated "CPI-U"), or a successor or substitute index appropriately adjusted.

(c) The term "Price Index for the Base Year" shall mean the average of the monthly All Items Price Indexes for each of the 12 months of the Base Year.

(ii) Effective as of each January and July subsequent to the Base Year, there shall be made a cost of living adjustment of the fixed annual rental rate payable hereunder in accordance with the provisions of paragraphs (a) and (b) below to reflect any increase in the Price Index as prescribed therein. The July adjustment shall be based on the percentage difference between the Price Index for the preceding month of June and the Price Index for the Base Year. The January adjustment shall be based on such percentage difference between the Price Index for the preceding month of December and the Price Index for the Base Year.

(a) In the event the Price Index for June in any calendar year subsequent to the Base Year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the July 1St following such month of June (unchanged by any adjustments under this Article, Article 3 and any Rider hereto) shall be multiplied by the percentage difference between the Price Index for such month of June and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent, effective as of July 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

(b) In the event the Price Index for December in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the January 1s1 following such month of December (unchanged by any adjustments under this Article, Article 3 and any Rider hereto) shall be multiplied by the percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent effective as of such January 1st. Said adjusted fixed annual rent shall thereafter by payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustments in the annual rent payable hereunder:

Assuming that said fixed annual rent is $10,000, that the Price Index for the Base Year was 102.0 and that the Price Index for the month of June in a calendar year following the Base Year was 105.0, then the percentage increase thus reflected, i.e., 2.941% (3.0/102.0) would be multiplied by $10,000, and said fixed annual rent would be increased by $294.10 effective as of July 1st of said calendar year.

(c) In the event that the Price Index ceases to use 1982-84=100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.

(iii) Landlord will cause statements of the cost of living adjustments provided for in subdivision (ii) to be prepared in reasonable detail and delivered to Tenant.

(iv) In no event shall the fixed annual rent originally provided to be paid under this lease (exclusive of the adjustments under this Article) be reduced by virtue of this Article.

(v) Any delay or failure of Landlord, beyond July or January of any year, computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

(vi) Notwithstanding any expiration or termination of this lease prior to the Lease expiration date (except in the case of a cancellation by mutual agreement) Tenants obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to the Lease expiration date, and shall survive any expiration or termination of this lease.

C.            Tax Escalation. Tenant shall pay to Landlord, as additional rent, tax escalation in accordance with this paragraph C:

(i) Definitions: For the purpose of this Article, the following definitions shall apply:

(a) The term "base tax year" as hereinafter set forth for the determination of real estate tax escalation, shall mean the New York City real estate tax year commencing July 1, 2003 and ending June 30, 2004.

(b) The term "The Percentage", for purposes of computing tax escalation, shall mean 0.0733 percent (0.0733%).

(c) The term "the building project" shall mean the aggregate combined parcel of land on a portion on which the building is constructed and the building.

(d) The term "comparative year" shall mean the twelve (12) months following the base tax year, and each subsequent period of twelve (12) months (or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the tax year for real estate tax purposes by the City of New York).

(e) The term "real estate taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the building project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said building project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said building project. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the real estate taxes, or in lieu of additions to or increases of said real estate taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this lease, only a pro rata portion thereof covering the portion of the term of this lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes." If by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in real estate taxes, for each comparative year in which such installments may be paid, the installments of such assessment so becoming payable during such comparative year, together with interest payable during such comparative year.

(f) Where more than one assessment is imposed by the City of New York for any tax year, whether denominated an "actual assessment" or "transitional assessment" or otherwise, then the phrases herein "assessed value" and "assessments" shall mean whichever of the actual, transitional or other assessment is designated by the City of New York as the taxable assessment for that tax year.

(g) The phrase "real estate taxes payable during the base tax year" shall mean the real estate taxes payable for the building project for the base tax year

(ii)
(a) In the event that the real estate taxes payable for any comparative year shall exceed the amount of the real estate taxes payable during the base tax year, Tenant shall pay to Landlord, as additional rent for such comparative year, an amount equal to The Percentage of the excess. Before or after the start of each comparative year, Landlord shall furnish to Tenant a statement of the real estate taxes payable for such comparative year, and a statement of the real estate taxes payable during the base tax year. If the real estate taxes payable for such comparative year exceed the real estate taxes payable during the base tax year, additional rent for such comparative year, in an amount equal to The Percentage of the excess, shall be due from Tenant to Landlord, and such additional rent shall be payable by Tenant to Landlord within ten (10) days after receipt of the aforesaid statement. The benefit of any discount for any earlier payment or prepayment of real estate taxes shall accrue solely to the benefit of Landlord, and such discount shall not be subtracted from the real estate taxes payable for any comparative year.

Additionally, Tenant shall pay to Landlord, on demand, a sum equal to The Percentage of any business improvement district assessment payable by the building project.

(b) Should the real estate taxes payable during the base tax year be reduced by final determination of legal proceedings, settlement or otherwise, then, the real estate taxes payable during the base tax year shall be correspondingly revised, the additional rent theretofore paid or payable hereunder for all comparative years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord as additional rent (without interest), within ten (10) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the real estate taxes payable during the base tax year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made.

(c) As long as Tenant is not in default of any material obligation hereunder, if Tenant shall have made a payment of additional rent under this paragraph (ii)(c) and Landlord shall receive a refund of any portion of the real estate taxes paid or payable for any comparative year after the base tax year on which such payment of additional rent shall have been based, as a result of a reduction of such real estate taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall promptly after receiving the refund pay to Tenant The Percentage of the refund less The Percentage of expenses (including attorneys' and appraisers' fees) incurred by Landlord in connection with any such application or proceeding. If prior to the payment of taxes for any comparative year, Landlord shall have obtained a reduction of that comparative year's assessed valuation of the building project, and therefore of said taxes, then the term "real estate taxes" for that comparative year shall be deemed to include the amount of Landlord's expenses in obtaining such reduction in assessed valuation, including attorneys' and appraisers' fees.

(d) The statements of the real estate taxes to be furnished by Landlord as provided above shall be certified by Landlord and shall constitute a final determination as between Landlord and Tenant of the real estate taxes for the periods represented thereby, unless Tenant within thirty (30) days after they are furnished shall give a written notice to Landlord that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. If Tenant shall so dispute said statement then, pending the resolution of such dispute, Tenant shall pay the additional rent to Landlord in accordance with the statement furnished by Landlord.

(e) In no event shall the fixed annual rent under this lease (exclusive of the additional rents under this Article) be reduced by virtue of this Article.

(f) If the commencement date of the term of this lease is not the first day of the first comparative year, then the additional rent due hereunder for such first comparative year shall be a proportionate share of said additional rent for the entire comparative year, said proportionate share to be based upon the length of time that the lease term will be in existence during such first comparative year. Upon the date of any expiration or termination of this lease (except termination because of Tenant's default) whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this lease shall have been in existence during such comparative year. Landlord shall promptly cause statements of said additional rent for that comparative year to be prepared and furnished to Tenant. Landlord and Tenant shall thereupon make appropriate adjustments of amounts then owing.

(g) Landlord's and Tenant's obligations to make the adjustments referred to in subdivision (f) above shall survive any expiration or termination of this lease.

(h) Any delay or failure of Landlord in billing any tax escalation hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such tax escalation hereunder.

D. Failure to Bill: Landlord's failure to bill on a timely basis all or any portion of any amount payable pursuant to this lease for any period during the term hereof shall neither constitute a waiver of Landlord's right ultimately to collect such amount or to bill Tenant at any subsequent time retroactively for the entire amount so un-billed (which previously un-billed amount shall be payable within ten (10) days after demand therefor).
Landlord's failure to render an Escalation Statement with respect to any comparative year shall not prejudice Landlord's right to thereafter render an Escalation Statement with respect thereto or with respect to any subsequent comparative year. Tenant's obligation to pay any fixed annual rent and additional rent shall survive the expiration or earlier termination of this lease.

E. No Right to Apply Security: Tenant shall not have the right to apply any security deposited to assure Tenant's faithful performance of Tenant's obligation hereunder to the payment of any installment of fixed annual rent or additional rent.

F. No Reduction in Fixed Annual Rent: In no event shall the fixed annual rent under this lease be reduced by virtue of any decrease in the amount of any additional rent payment under (i) this Article or (ii) any other provision of this lease. If Landlord receives from Tenant any payment less than the sum of the fixed annual rent and additional rent then due and owing pursuant to this lease, Tenant hereby waives its right, if any, to designate the items to which such payment shall be applied and agrees that Landlord in its sole discretion may apply such payment in whole or in part to any fixed annual rent, additional rent or to any combination thereof then due and payable hereunder. Unless Landlord shall otherwise expressly agree in writing, acceptance of any portion of the fixed annual rent or additional rent from anyone other than Tenant shall not relieve Tenant of any of its other obligations under this lease, including the obligation to pay other fixed annual rent and additional rent, and Landlord shall have the right at any time, upon notice to Tenant, to require Tenant (rather than someone other than Tenant) to pay the fixed annual rent and additional rent payable hereunder directly to Landlord. Furthermore, such acceptance of fixed annual rent and additional rent shall not be deemed to constitute Landlord's consent to an assignment of this lease or a subletting or other occupancy of the demised premises by anyone other than Tenant, nor a waiver of any of Landlord's right or Tenant's obligations under this lease.

G. Intentionally Deleted.

H. Survival of Obligations: Landlord's and Tenant's obligation to make the adjustments and payments referred to in this Article shall survive any expiration or termination of this lease.

I. No Waiver: Any delay or failure of Landlord in billing any cost of living adjustment or escalation provided in this Article shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay the same hereunder.

3. ELECTRICITY

Tenant agrees that Landlord may furnish electricity to the demised premises on, at Landlord's option, a "rent inclusion" basis or on a "submetering" basis. Initially, the parties agree, electricity shall be furnished on a "rent inclusion" basis. Electricity and electric service, as used herein, shall mean any element affecting the generation, transmission, and/or redistribution of electricity, including but not limited to, services which facilitate the distribution of service.

A. Rent Inclusion: (i) If and so long as Landlord provides electricity to the demised premises on a rent inclusion basis, Tenant agrees that the fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor ("ERIF"), as hereinafter defined. Tenant acknowledges and agrees (a) that the fixed annual rent herein above set forth in this lease does not yet, but is to include an ERIF of Three and 45/100 ($3.45) Dollars per rentable square foot per annum to compensate Landlord for electrical wiring and other installations necessary for, and for its obtaining and making available to Tenant the redistribution of, electric current as an additional service; and (b) that said ERIF, which shall be subject to periodic adjustments as hereinafter provided, has been partially based upon an estimate of Tenant's connected electrical load, which shall be deemed to be the demand (KW), and hours of use thereof, which shall be deemed to be the energy (KWH), for ordinary lighting and light office equipment and the operation of typical small business machines, including, but not limited to, copying machines, personal computers and peripheral equipment such as printers, telephone switching equipment, facsimile transmission machines (such lighting, machines and equipment are hereinafter called "Ordinary Equipment") during ordinary business hours ("ordinary business hours" shall be deemed to mean fifty (50) hours per week, Mondays through Fridays, including holidays), with Landlord providing an average connected load of 4 V2 watts of electricity for all purposes per rentable square foot. Any installation and use of equipment other than Ordinary Equipment and/or any connected load and/or any energy usage by Tenant in excess of the foregoing shall result in adjustment of the ERIF as hereinafter provided. For purposes of this lease the rentable square foot area of the demised premises shall be deemed to be 1,648 rentable square feet.

(ii) If the cost to Landlord of electricity shall have been, or shall be, increased or decreased subsequent to May 1, 2000 (whether such change occurs prior to or during the term of this lease), (a) by change in Landlord's electric rates or service classifications, or electricity charges, including changes in market prices, or (b) by any change in fuel adjustments or (c) by charges or credits of any kind, or (d) by changes in the amount of taxes, imposed or which may be imposed on Landlord's electricity purchases, or on Landlord's electricity redistribution, or (e) by virtue of any other cause, then (x) the ERIF, which is a portion of the fixed annual rent, shall be changed in the same percentage as any such change in cost due to changes in electric rates, service classifications, or market prices, and, also, (y) Tenant's payment obligation, for electricity redistribution, shall change from time to time so as to reflect any such increase or decrease in any of the items listed in (b) through (e) of this paragraph. Sales taxes collectible by Landlord under applicable law in connection with the sale or re-distribution of electricity to Tenant shall be paid by Tenant to Landlord as additional rent when billed. Any such percentage change in Landlord's cost due to changes in electric rates service classifications or market prices shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate and/or service classification and/or market price change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and/or service classification and/or market price and to the immediately prior existing rate and/or service classification and/or market price. If the average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months, so as to reflect the different seasons; and that same consumption, so projected, shall be applied to the rate and/or service classification and/or market price which existed immediately prior to the change. The parties agree that a reputable, independent electrical consultant, selected by Landlord ("Landlord's electrical consultant"), shall determine the percentage change for the changes in the ERIF due to Landlord's changed costs, and that Landlord's electrical consultant may from time to time make surveys in the demised premises of the electrical equipment and fixtures and the use of current. If any such survey shall reflect a connected load in the demised premises in excess of 4 1/4 watts of electricity for all purposes per rentable square foot and/or energy usage in excess of ordinary business hours (each such excess is hereinafter called "excess electricity") then the connected load and/or the hours of use portion(s) of the then existing ERIF shall each be increased by an amount which is equal to the product derived from multiplying the then existing ERIF by a fraction, the numerator of which is the excess electricity (i.e., excess connected load and/or excess usage) and the denominator of which is the connected load and/or the energy usage which was the basis for the computation of the then existing ERIF. Such fractions shall be determined by Landlord's electrical consultant. The fixed annual rent shall then be appropriately adjusted, effective as of the date of any such change in connected load and/or usage, as disclosed by said survey. If such survey shall disclose installation and use of other than Ordinary Equipment, then effective as of the date of said survey, there shall be added to the ERIF portion of the fixed annual rent (computed and fixed as hereinbefore described) an additional amount equal to what would be paid under the SC-4 Rate I Service Classification in effect on the date of this lease (and not the time-of-day rate schedule) for such load and usage of electricity, with the connected electrical load deemed to be demand (KW) and the hours of use thereof deemed to be the energy (KWH), as hereinbefore provided, (which addition to the ERIF shall be increased by all electricity cost increases of Landlord, as herein above provided, from May 1, 2000 through the date of billing).

(iii) Notwithstanding anything contained herein to the contrary, in no event, whether because of surveys or for any other reason, is the originally specified per rentable square foot ERIF portion of the fixed annual rent to be reduced below $3.45.

(iv) Notwithstanding anything contained herein to the contrary, Landlord agrees that the initial survey of the demised premises, as aforedescribed, shall not result in any increase in the ERIF above $3.45 per rentable square foot per annum. However, if any subsequent survey shall disclose equipment in the demised premises other than as set forth in the initial survey, then, effective as of the date of such survey, the ERIF may be increased as set forth above with respect to such survey.

B. Submetering: If and so long as Landlord provides electricity to the demised premises on a submetering basis, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at charges, terms and rates set, from time to time, during the term of this lease by Landlord but not less than those specified in the service classification in effect on January 1, 1970 pursuant to which Landlord then purchased electric current from the public utility corporation serving the part of the city where the building is located; provided, however, said charges shall be increased or decreased in the same percentage as any percentage increase or decrease in the billing to Landlord for electricity for the entire building, (a) by reason of changes in Landlord's electric rates or service classifications, subsequent to January 1, 1970, and so as to reflect any changes in Landlord's electric charges, including changes in market prices for electricity from utilities and/or other providers, or (b) by changes in fuel adjustment, or (c) by changes in the amount of taxes or charges of any kind imposed or which may be imposed on Landlord's electricity purchases, or on Landlord's electricity redistribution, or (d) by virtue of any other cause subsequent to January 1, 1970. Sales taxes collectible by Landlord under applicable law in connection with the sale or re-distribution of electricity to Tenant shall be paid by Tenant to Landlord as additional rent when billed. Any such percentage increase or decrease in Landlord's billing for electricity due to changes in rates or service classifications or market prices shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate and/or service classification change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and/or service classification and to the service classification in effect on January 1, 1970. If the average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months; and that same consumption, so projected, shall be applied to the service classification in effect on January 1, 1970. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent. In the event that such bills are not paid within ten (10) days after the same are rendered, Landlord may, without further notice, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant covenants and agrees that where permitted by law, Tenant's pro rata (based on consumption or estimated consumption) share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant to Landlord.

C. General Conditions: (i) The determinations by Landlord's electrical consultant shall be binding and conclusive on Landlord and on Tenant from and after the delivery of a copy of each such relevant determination to Landlord and Tenant, unless, within fifteen (15) days after delivery thereof, Tenant disputes such determination. If Tenant so disputes the determination, it shall, at its own expense, obtain from a reputable, independent electrical consultant its own determinations in accordance with the provisions of this Article. Tenant's consultant and Landlord's consultant then shall seek to agree. If they cannot agree within thirty (30) days, they shall choose a third reputable electrical consultant, whose cost shall be shared equally by the parties, to make similar determinations which shall be controlling. (If they cannot agree on such third consultant within ten (10) days, then either party may apply to the Supreme Court in the County of New York for such appointment.) However, pending such controlling determinations, Tenant shall pay to Landlord the amount of additional rent or ERIF in accordance with the determinations of Landlord's electrical consultant. If the controlling determinations differ from Landlord's electrical consultant, then the parties shall promptly make adjustment for any deficiency owed by Tenant or overage paid by Tenant.

(ii) At the option of Landlord, Tenant agrees to purchase from Landlord or its agents all lamps and bulbs used in the demised premises and to pay for the cost of installation thereof. If all or part of the submetering additional rent or the ERIF payable in accordance with this Article becomes uncollectible or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Landlord's option, in lieu of submetering additional rent or ERIF, and in consideration of Tenant's use of the building's electrical distribution system and receipt of redistributed electricity and payment by Landlord of consultants' fees and other redistribution costs, the fixed annual rental rate(s) to be paid under this lease shall be increased by an "alternative charge" which shall be a sum equal to $3.45 per rentable square foot of the demised premises per year, changed in the same percentage as any increases or decreases in the cost to Landlord for electricity for the entire building subsequent to the date of this lease because of electric rate or service classification or market price changes, as hereinabove provided.

(iii) Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installation. Tenant agrees not to connect any additional electrical equipment to the building electric distribution system which shall increase consumption or demand beyond the capacity and rating of the electrical system directly servicing the demised premises without the Landlord's prior written consent, which shall not be unreasonably withheld. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. The parties acknowledge that they understand that it is anticipated that electric rates, charges, etc., may be changed by virtue of time-of-day rates, or other methods of billing, electricity purchases and the redistribution thereof, and fluctuations in the market price of electricity, and that the references in the foregoing paragraphs to changes in methods of or rules on billing are intended to include any such changes. Anything herein above to the contrary notwithstanding, in no event is the submetering additional rent or ERIF, or any "alternative charge", to be less than an amount equal to the total of Landlord's payments to public utilities and/or others for the electricity consumed by Tenant (and any taxes on Landlord's purchase of the same or on redistribution of same) plus five (5%) percent for transmission line loss, plus seven (7%) percent for other redistribution costs. Landlord reserves the right, at any time upon thirty (30) days' written notice, to change its furnishing of electricity to Tenant from a rent inclusion basis to a submetering basis, or vice versa. Landlord reserves the right to terminate the furnishing of electricity on a rent inclusion, submetering, or any other basis at any time, upon thirty (30) days' written notice to Tenant, in which event Tenant may make application directly to the public utility and/or other providers for Tenant's entire separate supply of electric current and Landlord shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose and only to the extent of Tenant's then authorized connected load. Any meters, risers or other equipment or connections necessary to enable Tenant to obtain electric current directly from such utility shall be installed at Tenant's sole cost and expense. Any meters, risers or other equipment or connections necessary to furnish electricity on a submetering basis shall be installed at Landlord's sole cost and expense. Only rigid conduit or electricity metal tubing (EMT) will be allowed. Landlord, upon the expiration of the aforesaid thirty (30) days' written notice to Tenant may discontinue furnishing the electric current but this lease shall otherwise remain in full force and effect. If Tenant was provided electricity on a rent inclusion basis when it was so discontinued, then commencing when Tenant receives such direct service and as long as Tenant shall continue to receive such service, the fixed annual rental rate payable under this lease shall be reduced by the amount of the ERIF which was payable immediately prior to such discontinuance of electricity on a rent inclusion basis.

(iv) Alternative Service Providers: Landlord on the date hereof obtains electric service for the building from Consolidated Edison Company. Notwithstanding anything herein set forth to the contrary, if permitted by law, Landlord may, at its sole expense, contract separately with Consolidated Edison Company and/or one or more other providers ("Alternative Service Providers") to provide one or more of the component services which together make up the entire package of electric service (e.g., transmission, generation, distribution and ancillary services) to the building. If Landlord elects to contract with any Alternative Service Provider, Tenant shall cooperate with Landlord and each such Alternative Service Provider to effect any change to the method or means of providing and distributing electricity service to the demised premises or any other portion of the building by reason of such change in the provision of electricity. Such cooperation shall include but not be limited to providing Landlord or any such Alternative Service Provider and any other person unimpeded access to the demised premises and to all wiring, conduit, lines, feeders, cable and risers, electricity panel boxes and any other component of the electrical distribution system within or adjacent to the demised premises. Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if such change shall interfere with Tenant's business or either the quantity or character of electric service is changed, interrupted or is no longer available or suitable for Tenant's requirements by reason of such change in the provision of electric service nor shall any such interference, change, interruption, unavailability or unsuitability constitute an actual or constructive eviction of Tenant.

4. ASSIGNMENT

Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this lease, nor underlet, or suffer or permit the demised premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance. The transfer of a majority of the issued and outstanding capital stock of any corporate tenant or subtenant of this lease or a majority of the total interests in any partnership tenant or subtenant or any other form of entity or organization, however accomplished, and whether in a single transaction or in a series of transactions, and the conversion of a tenant or subtenant entity to either a limited liability company or a limited liability partnership, shall be deemed on assignment of this lease or of such sublease. The merger or consolidation of a tenant or subtenant, whether a corporation, partnership, limited liability company or other form of entity or organization, where the net worth of the resulting or surviving corporation, partnership, limited liability company or other form of entity or organization, is less than the net worth of Tenant or subtenant immediately prior to such merger or consolidation shall be deemed an assignment of this lease or of such sublease. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease. If any lien is filed against the demised premises or the building of which the same form a part for brokerage services claimed to have been performed for Tenant, whether or not actually performed, the same shall be discharged by Tenant within ten (10) days thereafter, at Tenant's expense, by filing the bond required by law, or otherwise, and paying any other necessary sums, and Tenant agrees to indemnify Landlord and its agents and hold them harmless from and against any and all claims, losses or liability resulting from such lien for brokerage services rendered. For the purposes of this Article, an "interest" shall mean a right to participate, directly or indirectly, through one or more intermediaries, nominees, trustees or agents, in any of the profits, losses, dividends, distributions, income, gain, losses or capital of any entity or other organization. The listing of a name other than that of tenant, whether on the doors of the premises, the building directory or otherwise shall not vest any right or interest in this Lease or the premises and shall not be deemed to be the consent of landlord to any assignment or transfer of this Lease, to any sublessee of the premises, or to any use or occupancy thereof by anyone not Tenant. (See Rider)

5. DEFAULT

Landlord may terminate this lease on three (3) days' notice: (a) if fixed annual rent or additional rent or any other payment due hereunder is not paid within three (3) days after written notice from Landlord; or (b) if Tenant shall have failed to cure a default in the performance of any covenant of this lease (except the payment of rent), or any rule or regulation hereinafter set forth, within five (5) days after written notice thereof from Landlord, or if default cannot be completely cured in such time, if Tenant shall not promptly proceed to cure such default within said five (5) days, or shall not complete the curing of such default with due diligence; or (c) when and to the extent permitted by law, if a petition in bankruptcy shall be filed by or against Tenant or if Tenant shall make a general assignment for the benefit of creditors, or receive the benefit of any insolvency or reorganization act; or (d) if a receiver or trustee is appointed for any portion of Tenant's property and such appointment is not vacated within twenty (20) days; or (e) if an execution or attachment shall be issued under which the premises shall be taken or occupied or attempted to be taken or occupied by anyone other than Tenant; or (f) if the premises become and remain vacant or deserted for a period over ten (10) days; or (g) if Tenant shall default beyond any grace period under any other lease between Tenant and Landlord; or (h) if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after commencement of the term of this lease. Notwithstanding anything herein to the contrary set forth, Tenant shall not commit waste or cause any damage to any portion of the building irrespective of whether within or without the demised premises. The willful infliction of damage on any property or the interference with the quiet enjoyment by any other occupant of the building shall be deemed to be a conditional limitation of the term of this lease. Tenant shall not create any nuisance or other disturbance within the building.

At the expiration of the three (3) day notice period, this lease and any rights of renewal or extension thereof shall terminate as completely as if that were the date originally fixed for the expiration of the term of this lease; but Tenant shall remain liable as hereinafter provided.

6. RE-LETTING, ETC.

If Landlord shall re-enter the premises on the default of Tenant, by summary proceedings or otherwise: (a) Landlord may re-let the premises or any part thereof as Tenant's agent, in the name of Landlord, or otherwise, for a term shorter or longer than the balance of the term of this lease, and may grant concessions or free rent; (b) Tenant shall pay Landlord any deficiency between the rent herein reserved and the net amount of any rents collected by Landlord for the remaining term of this lease, through such re-letting. Such deficiency shall become due and payable monthly, as it is determined. Landlord shall have no obligation to re-let the premises, and its failure or refusal to do so, or failure to collect rent on re-letting, shall not affect Tenant's liability hereunder. In computing the net amount of rents collected through such re-letting, Landlord may deduct all expenses incurred in obtaining possession or re-letting the premises, including legal expenses and fees, brokerage fees, the cost of restoring the premises to good order, and the cost of all alterations and decorations deemed necessary by Landlord to effect re-letting. In no event shall Tenant be entitled to a credit or repayment for rerental income which exceed the sums payable to Tenant hereunder or which covers a period after the original term of this lease; (c) Tenant hereby expressly waives any right of redemption granted by any present or future law. "Re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. In the event of a breach or threatened breach of any of the covenants or provisions hereof Landlord shall have the right of injunction. Mention herein of any particular remedy shall not preclude Landlord from any other available remedy; and (d) Landlord shall recover as liquidated damages, in addition to accrued rent and other charges, if Landlord's re-entry is the result of Tenant's bankruptcy, insolvency, or reorganization, the full rental for the maximum period allowed by any act relating to bankruptcy, insolvency or reorganization.

If Landlord re-enters the premises for any cause, or if Tenant abandons or vacates the premises, and after the expiration of the teem of this lease, any property left in the premises by Tenant shall be deemed to have been abandoned by Tenant, and Landlord shall have the right to retain or dispose of such property in any manner without any obligation to account therefor to Tenant. If Tenant shall at any time default hereunder, and if Landlord shall institute an action or summary proceeding against Tenant based upon such default, then, unless Tenant prevails in such action or proceeding, Tenant will reimburse Landlord for the legal expenses and fees thereby incurred by Landlord.

7. LANDLORD MAY CURE DEFAULTS

If Tenant shall default in performing any covenant or condition of this lease, Landlord may perfoim the same for the account of Tenant, and if Landlord, in connection therewith, or in connection with any default by Tenant, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorneys' fees and disbursements, such sums so paid or obligations incurred shall be deemed to be additional rent hereunder, and shall be paid by Tenant to Landlord, together with interest at an annual rate equal to two (2%) percent per month calculated from the date of each expenditure by Landlord, within five (5) days of rendition of any bill or statement therefor, and if Tenant's lease term shall have expired at the time of the making of such expenditures or incurring such obligations, such sums shall be recoverable by Landlord as damages.

8. ALTERATIONS

A. Tenant shall make no decoration, alteration, addition or improvement ("alteration") in the premises, without the prior written consent of Landlord, and then only by contractors or mechanics and in such manner and with such materials as shall be approved by Landlord. All alterations, additions or improvements to the premises, including central air conditioning equipment and duct work, if any, and fixtures, equipment and built-ins, except movable office furniture and equipment installed at the expense of Tenant, shall, unless Landlord elects otherwise in writing, become the property of Landlord, and shall be surrendered with the premises at the expiration or sooner termination of the term of this lease. Any such alterations, additions and improvements which Landlord shall designate, shall be removed by Tenant and any damage repaired, at Tenant's expense prior to the expiration of the term of this lease.

B. Anything in this Article to the contrary notwithstanding, Landlord shall not unreasonably withhold or delay approval of written requests of Tenant to make nonstructural interior alterations in the demised premises, provided that such alterations do not affect utility services or plumbing and electrical lines or other systems of the building. All alterations shall be perfoiined in accordance with the foregoing and the following conditions:

(i) All alterations requiring the submission of plans to any governmental agency (including the department of buildings of the City of New York) shall be performed in accordance with plans and specifications first submitted to Landlord for its prior written approval. Landlord shall be given, in writing, a good description of all other alterations.

(ii) All alterations shall be done in a good and workmanlike manner. Tenant shall, prior to the commencement of any such alterations, at its sole cost and expense, obtain and exhibit to Landlord any governmental permit required in connection with such alterations.

(iii) All alterations shall be done in compliance with all other applicable provisions of this lease, all building regulations (including specifications for construction material and finishes criteria adopted by Landlord for the building) and with all applicable laws, ordinances, directions, rules and regulations of governmental authorities having jurisdiction, including, without limitation, the Americans with Disabilities Act of 1990, as amended, New York City Local Law No. 5/73 and New York City Local Law No. 58/87 and similar present or future laws, and regulations issued pursuant thereto, and also New York City Local Law No. 76 and similar present or future laws, and regulations issued pursuant thereto, on abatement, storage, transportation and disposal of asbestos, which work, if required, shall be effected at Tenant's sole cost and expense, by contractors and consultants approved by Landlord and in strict compliance with the aforesaid rules and regulations and with Landlord's rules and regulations thereon. Notwithstanding anything to the contrary herein contained, Tenant agrees not to penetrate or disrupt the structural columns of the building located within the demised premises or any area within three feet of any such structural column, in connection with any alteration performed for or on behalf of Tenant.

(iv) All work shall be performed with union labor having the proper jurisdictional qualifications by contractors and subcontractors approved by Landlord.

(v) Tenant shall keep the building and the demised premises free and clear of all liens for any work or material claimed to have been furnished to Tenant or to the demised premises.

(vi) All work to be performed by Tenant shall be done in a manner which will not interfere with or disturb other tenants and occupants of the building. No demolition or core drilling or welding shall be permitted between the hours of 7:00 a.m. and 6:00 p.m. on Mondays through Fridays.

(vii) Intentionally Deleted.

(viii) Notwithstanding anything herein set forth to the contrary, within thirty (30) days after final completion of any alteration (other than the Building Work, as hereinafter defined in Article 23B), Tenant shall deliver to the Landlord final record drawings of the alteration including, as may be pertinent to the work performed, a reflected ceiling plan, mechanical and electrical drawings, partition plan and any other drawings which may be required to indicate accurately the layout and systems of the demised premises. Tenant shall require its architect to load and maintain such record plans on a CADD system.

9. LIENS

Prior to commencement of its work in the demised premises, Tenant shall (i) obtain and deliver to Landlord a written letter of authorization, in form reasonably satisfactory to Landlord's counsel, signed by architects, engineers, designers and consultants to become involved in such work, which shall confirm that in the event such work is discontinued or abandoned any of their drawings or plans are to be removed from any filing with governmental authorities, on request of Landlord, in the event that said architect, engineer or designer thereafter no longer is providing services with respect to the demised premises and (ii) if requested by Landlord, obtain and deliver to Landlord, a payment and performance bond or other security in an amount and faun satisfactory to Landlord. With respect to contractors, subcontractors, materialmen and laborers, and architects, engineers and designers, for all work or materials to be furnished to Tenant at the premises, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanics liens upon the premises or the building, after payments to the contractors, their subcontractors and vendors, Tenant's architects, engineers, designers and consultants, subject to any then applicable provisions of the Lien law. Notwithstanding the foregoing, Tenant at its expense shall cause any lien filed against the premises or the building, for work or materials claimed to have been furnished to Tenant, to be discharged of record within thirty (30) days after notice thereof. It is acknowledged and agreed that the provisions of this Article 9 shall not be applicable to the Building Work.

10. REPAIRS

Tenant shall take good care of the premises and the fixtures and appurtenances therein, and shall make all repairs necessary to keep them in good working order and condition, including structural repairs when those are necessitated by the act, omission or negligence of Tenant or its agents, employees or invitees. The exterior walls of the building, the windows and the portions of all window sills outside same and areas above any hung ceiling are not part of the premises demised by this lease, and Landlord hereby reserves all rights to such parts of the building. Landlord shall replace, at the expense of Tenant, any plate glass and other glass damaged or broken as a result of the act, omission or negligence of Tenant, its agents, employees or contractors.

11. DESTRUCTION

If the premises shall be partially damaged by fire or other casualty, the damage shall be repaired at the expense of Landlord, but without prejudice to the rights of subrogation, if any, of Landlord's insurer. Landlord shall not be required to repair or restore any of Tenant's property or any alteration or leasehold improvement made by or for Tenant at Tenant's expense. Tenant shall give Landlord prompt notice of any damage or destruction to the premises. The rent shall abate in proportion to the portion of the premises not usable by Tenant. Landlord shall not be liable to Tenant for any delay in restoring the premises, Tenant's sole remedy being the right to an abatement of rent, as above provided. If (i) the premises are rendered wholly untenantable by fire or other casualty and if Landlord shall decide not to restore the premises, (ii) the premises are rendered wholly untenantable by fire or other casualty during the last twenty-four (24) months of the term hereof or (iii) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it (whether or not the premises have been damaged), Landlord may within ninety (90) days after such fire or other cause give written notice to Tenant of its election that the term of this lease shall automatically expire no less than ten (10) days after such notice is given. Tenant hereby expressly waives the provisions of Section 227 of the Real Property law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof.

12.END OF TERM.

Tenant shall surrender the premises to Landlord at the expiration or sooner termination of this lease in good order and condition, except for reasonable wear and tear and damage by fire or other casualty, and Tenant shall remove all of its property. Tenant agrees that any personal property remaining in the demised premises following the expiration of the term of this lease (or such earlier date as of which the teini hereof may have been terminated) shall for all purposes be deemed conveyed to and to be the property of Landlord who shall be free to dispose of such property, at Tenant's cost, in any manner Landlord deems desirable. Landlord may retain or assign any salvage or other residual value of such property. In consideration of Landlord's disposing of such property, Tenant shall reimburse Landlord or pay to Landlord any cost which Landlord may incur in disposing of such property within ten (10) days after demand therefor. Tenant shall indemnify and save Landlord harmless against all costs, claims, loss or liability resulting from delay by Tenant in so surrendering the premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Additionally, the parties recognize and agree that other damage to Landlord resulting from any failure by Tenant timely to surrender the premises will be substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Tenant therefore agrees that if possession of the premises is not surrendered to Landlord within one (1) day after the expiration or sooner termination of the term of this lease, then Tenant will pay Landlord as liquidated damages for each month and for each portion of any month during which Tenant holds over in the premises after expiration or termination of the term of this lease, a sum equal to three times the average rent and additional rent which was payable per month under this lease during the last six months of the term thereof. The aforesaid obligations shall survive the expiration or sooner termination of the tem4 of this lease. Anything in this lease to the contrary notwithstanding, the acceptance of any rent shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an agreement expressly "providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor law of like import. Tenant expressly waives, for itself and for any person claiming through or under the Tenant, any rights which the Tenant or any such Person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force in connection with any holdover summary proceedings which the Landlord may institute. Tenant's obligations under this paragraph shall survive the expiration or sooner termination of the term of this lease. At any time during the term of this lease, Landlord may exhibit the premises to prospective purchasers, investors or mortgagees of Landlord's interest therein. During the last year of the term of this lease, Landlord may exhibit the premises to prospective tenants.

13.SUBORDINATION AND ESTOPPEL, ETC.

A. Tenant has been informed and understands that Landlord's title arises out of and by virtue of a sublease (the "Sublease") from the owner of the lease (the "Ground Lease") of the land and the building of which the premises form a part. A copy of the Ground Lease and the Sublease may be examined at the office of Landlord at any time during regular business hours upon reasonable advance notice. This lease and Tenant's rights hereunder are and shall be subject and subordinate to the Ground Lease, the Sublease and all other ground or underlying leases and subleases and to all mortgages, building loan agreements, leasehold mortgages, spreader and consolidation agreements and other similar documents and instruments (individually, a "Superior Interest" and collectively, "Superior Interests"), which may now or hereafter affect such leases or subleases or the real property of which the premises form a part and to all renewals, modifications, consolidations, replacements, extensions, assignments, spreaders, consolidations and refinancings thereof and to all advances made or hereafter made thereunder. This Article shall be self-operative and no further instrument of subordination shall be necessary. In confirmation of such subordination, Tenant shall within ten (10) days after written request execute any instrument in recordable form that Landlord or the holder of any Superior Interest may request. Tenant hereby appoints Landlord as Tenant's irrevocable attorney-in-fact to execute any such document of subordination on behalf of Tenant. The foregoing power of attorney is a power coupled with an interest and not revocable during the term of this lease. In the event that the Ground Lease, the Sublease or any other ground or underlying lease is terminated, or any mortgage foreclosed, this lease shall not terminate or be terminable by Tenant unless Tenant was specifically named in any termination or foreclosure judgment or final order for the purposes of terminating this lease or the interest of Tenant in the premises.

B. Any holder of a Superior Interest may elect that this lease shall have priority over such Superior Interest and, upon notification by such holder of a Superior Interest to Tenant, this lease shall be deemed to have priority over such Superior Interest, whether this lease is dated prior to or subsequent to the date of such Superior Interest. In the event that the Ground Lease, the Sublease or any other ground or underlying lease is terminated as aforesaid, or if the interests of Landlord under this lease are transferred by reason of or assigned in lieu of foreclosure or other proceedings for enforcement of any mortgage, or if the holder of any mortgage acquires a lease in substitution therefor, or if the holder of any Superior Interest shall otherwise succeed to Landlord's estate in the lease or the building, or the rights of Landlord under this lease, then Tenant will, at the option to be exercised in writing by the lessor under the Ground Lease or Sublease, the holder of any other Superior Interest or such purchaser, assignee or lessee, as the case may be, (i) attorn to it and will perform for its benefit all the terms, covenants and conditions of this lease on the Tenant's part to be performed with the same force and effect as if said lessor, mortgagee or such purchaser, assignee or lessee, were the landlord originally named in this lease, or (ii) enter into a new lease with said lessor, mortgagee or such purchaser, assignee or lessee, as landlord, for the remaining term of this lease and otherwise on the same terms, conditions and rentals as herein provided. The foregoing provisions shall inure to the benefit of any such successor landlord, shall apply notwithstanding that, as a matter of law, this lease may terminate upon the termination of any Superior Interest, shall be self-operative upon any such request and no further instrument shall be required to give effect to said provisions; provided, however, that upon request of any such successor landlord, Tenant shall promptly execute and deliver, from time to time, any instrument in recordable fowl that any successor landlord may reasonably request to evidence and confirm the foregoing provisions of this paragraph, in form and content reasonably satisfactory to each such successor landlord, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Upon such attornment, this lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant upon all of the then executory terms of this lease except that such successor landlord shall not be: (a) liable for any previous act or omission or negligence of any prior landlord under this lease (including, without limitation, Landlord); (b) subject to any counterclaim, demand, defense, deficiency, credit or offset which Tenant might have against any prior landlord under this lease (including, without limitation, Landlord); (c) bound by any modification, amendment, cancellation or surrender of this lease or by any prepayment of more than one month's rent or additional rent, unless such modification, cancellation, surrender. or prepayment shall have been approved in writing by the successor landlord; (d) bound by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord under this lease (including, without limitation, Landlord), unless such payments have been received by the successor landlord; and (e) bound by any agreement of any landlord under the lease (including, without limitation, Landlord) with respect to the completion of any improvements affecting the premises (other than the provisions of this lease regarding the Building Work, to which any successor landlord shall be bound), the building, the land or any part thereof or for the payment or reimbursement to Tenant of any contribution to the cost of the completion of any such improvements. Nothing contained herein will be deemed to impair any right, privilege or option of the holder of any Superior Interest.

C. If the current term of the Sublease shall expire prior to the date set forth herein for the expiration of this lease, then, unless (i) the term of the Sublease shall have been extended, which extension Landlord may arbitrarily decline to enter into, or (ii) the holder of any Superior Interest shall elect, in writing, to have Tenant attorn to it, the term of this lease shall expire on the date of the expiration of the Sublease, any master, ground or other underlying lease to which this lease is subordinate notwithstanding the later termination date herein above set forth. If any such master, ground or other underlying lease is renewed or if the holder of any Superior Interest shall elect, in writing, to have Tenant attorn to it, then the term of this lease shall expire as herein above set forth and, Tenant shall attorn to the holder of such Superior Interest on the terms and conditions set forth herein for attornment.

D. From time to time, Tenant, on ten (10) days° prior written request by Landlord, will deliver to Landlord and the holder of any Superior Interest a statement in writing certifying that this lease is unmodified and is in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid, stating the date of expiration of the term hereof and whether any renewal options exists (and if so, the terms thereof), stating whether any defense or counterclaim to the payment of any rent exists, whether any allowance or work is due to Tenant from Landlord, stating whether or not the Landlord is in default in performance of any covenant, agreement or condition contained in this lease and, if so, specifying each such default of which Tenant may have knowledge and containing such other information as the holder of any Superior Interest may reasonably request. If Tenant shall fail to deliver such a statement within such ten (10) day period, Landlord is hereby appointed the true and lawful attorney-in-fact of Tenant, coupled with an interest, for the purpose of executing and delivering such statement on behalf of Tenant.

E. If, in connection with obtaining, continuing or renewing financing or refinancing for the building and/or the land, the lender shall request reasonable modifications to this lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not materially and adversely increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender with the granting of such additional time for such curing as may be required for such lender to get possession of the said building and/or land) or materially and adversely affect the leasehold interest hereby created or the rights of Tenant thereunder, or increase in rent hereunder.

F. If any act or omission by Landlord shall give Tenant the right, immediately or after the lapse of time, to cancel or terminate this lease or to claim a partial or total eviction, Tenant shall not exercise any such right until: (a) it shall have given written notice of such act or omission to each holder of any Superior Interest of which it has written notice, and (b) a reasonable period for remedying such act or omission shall have elapsed following such notice (which reasonable period shall be equal to the period to which Landlord would be entitled under this lease to effect such remedy, plus an additional thirty (30) day period), provided such holder or lessor shall, with reasonable diligence, give Tenant notice of its intention to remedy such act or omission and shall commence and continue to act upon such intention.

14. CONDEMNATION

A. In the event that the whole of the demised premises shall be lawfully condemned or taken in any manner for any public or quasi-public use or purpose, this lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title (hereinafter referred to as the "date of taking"), and Tenant shall have no claim against Landlord for, or make any claim for, the value of any unexpired term of this lease, and the rent and additional rent shall be apportioned as of such date.

B. In the event that any part of the demised premises shall be so condemned or taken, then this lease shall be and remain unaffected by such condemnation or taking, except that the rent and additional rent allocable to the part so taken shall be apportioned as of the date of taking, provided, however, that Tenant may elect to cancel this lease in the event more than twenty-five (25%) percent of the demised premises should be so condemned or taken, provided such notice of election to cancel is given by Tenant to Landlord not later than thirty (30) days after the date on which Tenant receives notice from Landlord of the date when title shall vest in the condemning authority. Landlord shall promptly give Tenant copies of any notice received from the condemning authority as to vesting. Upon the giving by Tenant of such notice of election to cancel, this lease shall terminate on the thirtieth day following the date of such notice and the rent and additional rent shall be apportioned as of such termination date. Upon such partial taking and this lease continuing in force as to any part of the demised premises, the rent and additional rent shall be diminished by an amount representing the part of said rent and additional rent properly applicable to the portion or portions of the demised premises which may be so condemned or taken. If as a result of the partial taking (and this lease continuing in force as to the part of the demised premises not so taken), any part of the demised premises not taken is damaged, Landlord agrees with reasonable promptness to commence the work necessary to restore the damaged portion to the condition existing immediately prior to the taking (subject to paragraph D below), and prosecute the same with reasonable diligence to its completion. In the event Landlord and Tenant are unable to agree as to the amount by which the rent and additional rent shall be diminished, the matter shall be determined by arbitration in New York City.

C. Nothing herein provided shall preclude Tenant from appearing, claiming, proving and receiving in the condemnation proceeding, Tenant's moving expenses, and the value of Tenant's fixtures, or Tenant's alterations, installations and improvements which do not become part of the building, or property of Landlord; or, in the case of temporary taking, so long as rent hereunder is paid to Landlord, Tenant may make a claim for rental value and damages to the demised premises (which are of a nature that Tenant is obligated hereunder to repair same) or damages to Tenant's furniture and fixtures.

D. In the event that only a part of the demised premises shall be so taken and Tenant shall not have elected to cancel this lease as above provided, the entire award for a partial taking shall be paid to Landlord, and Landlord, at Landlord's own expense, shall to the extent of the net proceeds (after deducting reasonable expenses including attorneys' and appraisers' fees) of the award restore the unaffected part of the building to substantially the same condition and tenantability as existed prior to the taking.

E. Until said unaffected portion is restored, Tenant shall be entitled to a proportionate abatement of rent for that portion of the premises which is being restored and is not usable until the completion of the restoration or until the said portion of the premises is used by Tenant, whichever occurs sooner. Said unaffected portion shall be restored within a reasonable time but not more than six (6) months after the taking; provided, however, if Landlord is delayed by strike, lockout, the elements, or other causes beyond Landlord's control, the time for completion shall be extended for a period equivalent to the delay. Should Landlord fail to complete the restoration within the said six (6) months or the time as extended, Tenant may elect to cancel this lease and the term hereby granted provided such notice of election is given by Tenant to Landlord not later than thirty (30) days after the end of said six (6) months of time or the time as extended.

15.REQUIREMENTS OF LAW

A. Tenant at its expense shall comply with all laws, orders and regulations of any governmental authority having or asserting jurisdiction over the premises, which shall impose any violation, order or duty upon Landlord or Tenant with respect to the premises or the use or occupancy thereof including, without limitation, compliance in the premises with New York City Local Law No. 5/73, and all City, State and Federal laws, rules and regulations on the disabled or handicapped, on fire safety and on hazardous materials. The foregoing shall not require Tenant to do structural work but shall require Tenant to perform work, including asbestos abatement and abatement of any other hazardous or toxic material that may become necessary by reason of any Tenant installation, alteration, improvement or work (other than the Building Work).

B. Tenant shall require every person engaged by him to clean any window in the premises from the outside, to use the equipment and safety devices required by Section 202 of the Labor Law and the rules of any governmental authority having or asserting jurisdiction.

C. Tenant at its expense shall comply with all requirements of the New York Board of Fire Underwriters, or any other similar body affecting the premises and shall not use the premises in a manner which shall increase the rate of fire insurance of Landlord or of any other tenant, over that in effect prior to this lease. If Tenant's use of the premises increases the fire insurance rate, Tenant shall reimburse Landlord for all such increased costs. That the premises are being used for the purpose set forth in Article 1 hereof shall not relieve Tenant from the foregoing duties, obligations and expenses.

16.CERTIFICATE OF OCCUPANCY

Tenant will at no time use or occupy the premises in violation of the certificate of occupancy issued for the building. The statement in this lease of the nature of the business to be conducted by Tenant shall not be deemed to constitute a representation or guaranty by Landlord that such use is lawful or permissible in the premises under the certificate of occupancy for the building.

17. POSSESSION

If Landlord shall be unable to give possession of the premises on the commencement date of the term because of the retention of possession of any occupant thereof alteration or construction work, or for any other reason except as hereinafter provided, Landlord shall not be subject to any liability for such failure. In such event, this lease shall stay in full force and effect, without extension of its term. However, the rent hereunder shall not commence until the premises are available for occupancy by Tenant. If delay in possession is due to work, changes or decorations being made by or for Tenant, or is otherwise caused by Tenant, there shall be no rent abatement and the rent shall commence on the date specified in this lease. If permission is given to Tenant to occupy the demised premises or other premises prior to the date specified as the commencement of the term, such occupancy shall be deemed to be pursuant to the terms of this lease, except that the parties shall separately agree as to the obligation of Tenant to pay rent for such occupancy. The provisions of this Article are intended to constitute an "express provision to the contrary" within the meaning of Section 223(a), New York Real Property Law.

18. QUIET ENJOYMENT

Landlord covenants that if Tenant pays the rent and additional rent and performs all of Tenant's other obligations under this lease, Tenant may peaceably and quietly enjoy the demised premises, subject to the terms, covenants and conditions of this lease and to the Ground Lease, the Sublease and other Superior Interests.

19.RIGHT OF ENTRY

Tenant shall permit Landlord to erect and maintain pipes and conduits in and through the premises. Landlord or its agents shall have the right to enter or pass through the premises at all times, by master key, by reasonable force or otherwise, to examine the same, and to make such repairs, installations, alterations or additions as to the building or the premises as may be required by law or as Landlord may deem necessary or desirable, and to take into and store within and upon the premises all material that may be used in connection with any such repair, installation, alteration or addition work. Such entry, storage and work in connection with any such repair, installation, alteration or addition shall not constitute an eviction (whether actual or constructive) of Tenant in whole or in part or breach of the covenant of quiet enjoyment, shall not be grounds for any abatement of rent, and shall not impose any liability on Landlord to Tenant by reason of inconvenience or injury to Tenant's business or to the demised premises. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction, and without incurring any liability to Tenant, to change the arrangement and/or location of entrances or passageways, windows, corridors, elevators, stairs, toilets, or other public parts of the building, and to change the name or number by which the building is known.

20. VAULT SPACE

Anything contained in any plan or blueprint to the contrary notwithstanding, no vault or other space not within the building property line is demised hereunder. Any use of such space by Tenant shall be deemed to be pursuant to a license, revocable at will by Landlord, without diminution of the rent payable hereunder. If Tenant shall use such vault space, any fees, taxes or charges made by any governmental authority for such space shall be paid by Tenant.

21. INDEMNITY

Tenant shall defend, indemnify and hold haaniless Landlord, its agents, officers, directors, shareholders, partners, members, managers, principals, employees and tenants in common (whether disclosed or undisclosed) (hereinafter collectively the "Landlord Parties") from and against any and all claims, demands, liability, losses, damages, costs and expenses (including reasonable attorneys' fees and disbursements) arising from or in connection with: (a) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations hereunder; (b) the use or occupancy or manner of use or occupancy of the demised premises by Tenant or any person claiming under or through Tenant; (c) any act, omission or negligence of Tenant or any of its subtenants, assignees or licensees or its or their partners, members, managers, principals, directors, officers, agents, invitees, employees, guests, customers or contractors during the term hereof; (d) any accident, injury or damage occurring in or about the demised premises during the term hereof which is not the result of negligence on the part of any of the Landlord Parties; (e) the perforniance by Tenant of any alteration in the demised premises (other than the Building Work) including, without limitation, Tenant's failure to obtain any permit, authorization or license or failure to pay in full any contractor, subcontractor or materialmen performing work on such alteration; and (f) mechanics lien filed, claimed or asserted in connection with any alteration or any other work, labor, services or materials (other than the Building Work) done for or supplied to, or claimed to have been done for or supplied to, or claimed to have been done for or supplied to Tenant, or any person claiming through or under Tenant. If any claim, action or proceeding is brought against any of the Landlord Parties for a matter covered by this indemnity, Tenant, upon notice from the indemnified person or entity, shall defend such claim, action or proceeding with counsel reasonably satisfactory to Landlord and the indemnified person or entity. The provisions of this Article shall survive the expiration or sooner termination of this lease.

22.LANDLORD'S LIABILITY

A. If, by reason of (i) strike, (ii) labor troubles, (iii) governmental pre-emption in connection with a national emergency, (iv) any rule, order or regulation of any governmental agency, (v) conditions of supply or demand, (vi) conditions affected by, or actions taken by Landlord or others reasonably intended to assure the health, security or safety of the building or any person in response to, war, any act of terrorism or violence (even if not directed at the building or any occupant thereof), or other national, state or municipal emergency (whether or not officially proclaimed by any governmental authority) or (vii) any other cause beyond Landlord's control, Landlord does not fulfill any obligation under this Lease or shall be unable to supply any service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay rent hereunder shall in no wise be affected, impaired or excused. As Landlord shall learn of the happening of any of the foregoing conditions, Landlord shall promptly notify Tenant of such event and, if ascertainable, its estimated duration, and will proceed promptly and diligently with the fulfillment of its obligations as soon as reasonably possible.

B. This lease and the obligations of Tenant hereunder shall in no way be affected because Landlord is unable to fulfill any of its obligations or to supply any service (e.g., heat, electricity, air conditioning (if Landlord is obligated hereunder to furnish the same), elevators, water), by reason of any of the causes set forth in paragraph A above. Landlord shall have the right, without incurring any liability to Tenant, to stop any service because of accident or emergency, or for repairs, alterations or improvements to the building or the demised premises, necessary or desirable in the judgment of Landlord, until such repairs, alterations or improvements shall have been completed. Landlord shall not be liable to Tenant or anyone else, for any loss or damage to person, property or business, unless due to the negligence of Landlord nor shall Landlord be liable for any latent defect in the premises or the building. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building nor for the loss of or damage to any property of Tenant by theft or otherwise. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling ceilings, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of said building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause whatsoever, including but not limited to the making of repairs and improvements, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in said building or caused by operations in construction of any private, public or quasi public work, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Tenant shall give immediate notice to Landlord in case of fire or accidents in the demised premises or in the building or of defects therein or in any fixtures or equipment. TENANT AGREES TO LOOK SOLELY TO LANDLORD'S ESTATE AND INTEREST IN THE LAND AND BUILDING, OR THE LEASE OF THE BUILDING OR OF THE LAND AND BUILDING, AND THE DEMISED PREMISES, FOR THE SATISFACTION OF ANY RIGHT OR REMEDY OF TENANT FOR THE COLLECTION OF A JUDGMENT (OR OTHER JUDICIAL PROCESS) REQUIRING THE PAYMENT OF MONEY BY LANDLORD, IN THE EVENT OF ANY LIABILITY BY LANDLORD, AND NO OTHER PROPERTY OR ASSETS OF LANDLORD SHALL BE SUBJECT TO LEVY, EXECUTION OR OTHER ENFORCEMENT PROCEDURE FOR THE SATISFACTION OF TENANT'S REMEDIES UNDER OR WITH RESPECT TO THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT HEREUNDER, OR TENANT'S USE AND OCCUPANCY OF THE DEMISED PREMISES OR ANY OTHER LIABILITY OF LANDLORD TO TENANT (EXCEPT FOR NEGLIGENCE, IN WHICH CASE TENANT MAY ALSO LOOK TO THE PROCEEDS OF ANY INSURANCE CARRIED BY LANDLORD AND NOT PAYABLE UNDER INSURANCE TO BE MAINTAINED BY TENANT PURSUANT TO THE TERMS HEREOF). IN NO EVENT SHALL TENANT BE ENTITLED TO MAKE, NOR SHALL TENANT MAKE, ANY CLAIM, AND TENANT HEREBY WAIVES ANY CLAIM, FOR MONEY DAMAGES (NOR SHALL TENANT CLAIM ANY MONEY DAMAGES BY WAY OF SET-OFF, COUNTERCLAIM OR DEFENSE) BASED UPON ANY CLAIM OR ASSERTION BY TENANT THAT LANDLORD HAS UNREASONABLY WITHHELD OR UNREASONABLY DELAYED ITS CONSENT OR APPROVAL TO A PROPOSED ASSIGNMENT OR SUBLETTING AS PROVIDED FOR IN THIS LEASE. TENANT'S SOLE REMEDY SHALL BE AN ACTION OR PROCEEDING TO ENFORCE ANY SUCH PROVISION, OR FOR SPECIFIC PERFORMANCE, INJUNCTION OR DECLARATORY JUDGMENT.

23.CONDITION OF PREMISES

A. Tenant expressly acknowledges that it has inspected the demised premises and is fully familiar with the physical condition thereof. Tenant agrees to accept the demised premises in their "as is" condition. Tenant acknowledges that Landlord (i) has made no representation respecting the physical condition of the demised premises, including the existence or non-existence of any hazardous substances, any defects or other matters concerning their physical condition and (ii) shall have no obligation to do any work in and to the demised premises in order to make them suitable and ready for occupancy and use by Tenant, except as provided in paragraph B of this Article.

B. Landlord, at its expense, shall effect work in the demised premises in accordance with the plans and specifications attached hereto and made a part hereof as Exhibit C (the "Building Work"). Landlord shall effect the Building Work in a good and workmanlike manner, using Building standard materials and in compliance with all applicable laws, rules and regulations. Landlord shall substantially complete the Building Work on or before the Commencement Date. The Building Work shall be deemed to have been substantially completed despite the fact that minor insubstantial details of construction, decoration and mechanical adjustments (i.e., "punchlist items") remain to be completed, provided the demised premises are accessible and reasonably usable by Tenant. Landlord shall nevertheless seek to complete such punchlist items with reasonable diligence.

24. SERVICES

A. Landlord shall provide no services, except as specifically set forth in this lease and in Exhibit B attached hereto.

B. Tenant shall keep the demised premises clean and in good order to the satisfaction of Landlord and, except as otherwise provided in Exhibit B hereto, remove its own refuse and rubbish. Tenant agrees to employ any contractor, (including Landlord's personnel or a division of Landlord or affiliates of Landlord), as Landlord may from time to time designate to remove Tenant's refuse and rubbish from the building, for any waxing, polishing and other maintenance work in the demised premises and of the Tenant's furniture, fixtures and equipment, provided that the prices charged by said contractor are comparable to the prices charged by other contractors for the same work. Tenant agrees that it shall not employ any other cleaning and maintenance contractor, nor any individual, firm or organization for such purpose without Landlord's prior written consent. If Landlord and Tenant cannot agree on whether the prices being charged by the contractor designated by the Landlord are comparable to those charged by other contractors, Landlord and Tenant shall each obtain two bona fide bids for such work from reputable contractors, and the average of the four bids thus obtained shall be the standard of comparison. Landlord shall not be obligated to provide cleaning services in excess of the specifications set forth in Exhibit B annexed hereto and made part hereof.

C. Landlord agrees to install and maintain, at its own cost and expense, all equipment and other facilities necessary to make available to Tenant the building chilled water and warm water circulating system (for summer cooling and winter ventilation).

Tenant agrees that necessary work for the installation of any such equipment or facilities and the repair and maintenance thereof may be performed by Landlord during regular working hours without diminution or abatement of rent and without liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the performance of said work.

The entire installation and all equipment and facilities at any time forming a part thereof shall be and at all times remain the property of Landlord. Any change, alteration, addition or extension of any of said equipment or facilities requested by Tenant or required as a result of any alteration, installation or improvement by or for Tenant (other than the Building Work), shall be performed by Landlord at Tenant's expense. Tenant shall under no circumstances make any change, alteration, addition or extension of any of said equipment or facilities, without Landlord's prior written consent in each instance.

Landlord agrees to operate and maintain said equipment and facilities, provided that all repairs, substitutions replacements caused by reason of the negligence or willful misconduct of Tenant, its servants, employees, agents, visitors or licensees shall be made by Landlord at the expense of Tenant.

25.JURY WAIVER, DAMAGES

THE PARTIES HERETO HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF SUCH PARTIES AGAINST THE OTHER WITH RESPECT TO ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE DEMISED PREMISES, OR FOR THE ENFORCEMENT OF ANY REMEDY WHETHER PURSUANT TO STATUTE, IN CONTRACT OR TORT, AND IRRESPECTIVE OF THE NATURE OR BASIS OF THE CLAIM INCLUDING BREACH OF AN OBLIGATION TO MAKE ANY PAYMENT, FRAUD, DECEIT, MISREPRESENTATION OF FACT, FAILURE TO PERFORM ANY ACT, NEGLIGENCE, MISCONDUCT OF ANY NATURE OR VIOLATION OF STATUTE, RULE, REGULATION OR ORDINANCE. IF LANDLORD COMMENCES AGAINST TENANT ANY SUMMARY PROCEEDING OR OTHER ACTION TO RECOVER POSSESSION OF THE DEMISED PREMISES OR TO RECOVER ANY RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDING OR ACTION. NO DAMAGES SHALL BE AWARDED AND TENANT HEREBY WAIVES ANY CLAIM FOR DAMAGES (WHETHER ACTUAL, COMPENSATORY, CONSEQUENTIAL, SPECIAL OR PUNITIVE) IN ANY ACTION OR PROCEEDING (WHETHER JUDICIAL OR AN ARBITRATION) RELATING TO LANDLORD'S WITHHOLDING, DELAYING OR CONDITIONING ANY CONSENT OR APPROVAL OR THE REASONABLENESS OF ANY SUCH WITHHOLDING, DELAY OR CONDITION.

26. NO WAIVER, ETC.

No act or omission of Landlord or its agents shall constitute an actual or constructive eviction, partial or total eviction or give rise to a right of Tenant to terminate this Lease or receive an abatement of any portion of its rent, or to be relieved of any other obligation hereunder or to be compensated for any loss or injury suffered by it, unless Landlord shall have first received written notice of Tenant's claim and shall have had a reasonable opportunity to respond to such claim. In the event that any payment herein provided for by Tenant to Landlord shall become overdue for a period in excess of ten (10) days, then at Landlord's option a "late charge" shall become due and payable to Landlord, as additional rent, from the date it was due until payment is made at the following rate: two (2%) percent per month unless there is an applicable maximum legal rate of interest which then shall be used. No act or omission of Landlord or its agents shall constitute acceptance of a surrender of the premises, except a writing signed by Landlord. The delivery of keys to Landlord or its agents shall not constitute a termination of this lease or a surrender of the premises. Acceptance by Landlord of less than the rent herein provided shall at Landlord's option be deemed on account of earliest rent remaining unpaid. No endorsement on any check, or letter accompanying rent, shall be deemed an accord and satisfaction, and such check may be cashed without prejudice to Landlord. No waiver of any provision of this lease shall be effective, unless such waiver be in writing signed by the party against whom such waiver is sought. This lease (together with all Exhibits and Rider(s)) contains the entire agreement between the parties, and no modification thereof shall be binding unless in writing and signed by both Tenant and Landlord. Tenant shall comply with the rules and regulations set forth on Schedule A attached hereto and made a part hereof, and any reasonable modifications thereof or additions thereto. Landlord shall not be liable to Tenant for the violation of such rules and regulations by any other tenant. Failure of Landlord to enforce any provision of this lease, or any rule or regulation, shall not be construed as the waiver of any subsequent violation of a provision of this lease, or any rule or regulation. This lease shall not be affected by nor shall Landlord in any way be liable for the closing, darkening or bricking up of windows in the premises, for any reason, including as the result of construction on any property of which the premises are not a part or by Landlord's own acts.

27. OCCUPANCY AND USE BY TENANT

Tenant shall not obstruct or permit the obstruction of the light, halls, areas, roof, stairway or entrances to the building, and will not affix, erect or inscribe any signs, projections, awnings, signals or advertisements of any kind to any part of the premises including the inside or outside of the windows or doors thereof and will not paint the outside of the doors thereof or the inside or outside of the windows thereof unless and until the style, size, color, construction and location thereof have been approved in writing by Landlord. Landlord shall have the right to withdraw such approval at any time and to require Tenant to remove any such previously approved signs, projections, awnings, signals or advertisements. Landlord also reserves to itself the sole right to designate the person, firm or corporation which shall do the work of lettering and erecting of any and all signs to be affixed to the premises or the building. In the event that said work is done by Tenant through any person, firm or corporation, other than that designated by Landlord, Landlord is hereby given the right to remove said signs without being liable to Tenant by reason thereof and to charge the cost of so doing to Tenant as additional rent payable on the first day of the next following month, or at Landlord's option, on the first day of any subsequent month.

28. NOTICES

Any bill, notice or demand from Landlord to Tenant must be in writing, and, may be delivered personally at the premises or sent by registered or certified mail. Such bill, notice or demand shall be deemed to have been given at the time of delivery or three (3) days after mailing. Any notice from Tenant to Landlord must be in writing and sent by registered or certified mail to Landlord's address as set forth above (or to such other address as Landlord may designate by notice to Tenant in accordance with this Article 28) and shall be deemed to have been given three (3) days after mailing.

29. WATER

Tenant shall pay the amount of Landlord's cost for all water used by Tenant for any purpose other than ordinary lavatory, cleaning or office pantry uses, and any sewer rent or tax based thereon. If Tenant uses water for other than such ordinary lavatory, cleaning or office pantry uses, Landlord may install a water meter to measure Tenant's water consumption for all purposes and Tenant agrees to pay for the installation and maintenance thereof and for water consumed as shown on said meter. If water is made available to Tenant in the building or the demised premises through a meter which also supplies other premises, or without a meter, then if Tenant uses water for other than such ordinary lavatory, cleaning or office pantry uses, Tenant shall pay to Landlord a reasonable charge per month for water. (See Rider)

30. SPRINKLER SYSTEM

If there shall be a "sprinkler system" in the demised premises for any period during this lease, Tenant shall pay a reasonable charge per month, for sprinkler supervisory service. If such sprinkler system is damaged by any act or omission of Tenant or its agents, employees, licensees or visitors, Tenant shall restore the system to good working condition at its own expense. If the New York Board of Fire Underwriters, the New York Fire Insurance Exchange, the Insurance Services Office or any governmental authority requires the installation or any alteration to a sprinkler system by reason of Tenant's particular manner of occupancy or use of the premises (as distinguished from general office use thereof), Tenant shall make such installation or alteration promptly, and at its own expense. (See Rider)

31.HEAT, AIR CONDITIONING, ELEVATOR, ETC.

A. Landlord shall provide elevator service during all usual business hours including Saturdays until 1 P.M., except on Sundays, State holidays, Federal holidays, or Building Service Employees Union Contract holidays, and shall make at least one (1) elevator available to Tenant's floor at all other times. Landlord shall furnish heat to the premises during all usual business hours including Saturdays until 1 P.M., except on Sundays, State Holidays, Federal Holidays, or Building Service Employees Union Contract Holidays, in the cold season in each year. Landlord shall cause the premises to be kept clean in accordance with the cleaning specifications set forth on Exhibit B annexed hereto and made part hereof. Landlord, its cleaning contractor and their employees shall have after-hours access to the demised premises and the use of Tenant's light, power and water in the demised premises as may be reasonably required for the purpose of cleaning the demised premises. Landlord may remove Tenant's extraordinary refuse from the building and Tenant shall pay the cost thereof. If the elevators in the building are manually operated, Landlord may convert to automatic elevators at any time, without in any way affecting Tenant's obligations hereunder.

B. During the term of this lease, Tenant may use any air-conditioning equipment located in the premises. Landlord shall at Landlord's expense, inspect, maintain, repair and replace as necessary any such equipment. All such equipment is and shall remain the property of Landlord. Tenant shall not abuse or use any such equipment, except in accordance with the instructions that may accompany such equipment and the design and performance specifications therefor. Tenant shall reimburse Landlord upon demand for any damage (ordinary wear and tear excepted) to such equipment caused by Tenant or any invitee of Tenant and for any replacement equipment made necessary by reason of Tenant's breach of the covenant contained in the preceding sentence. This obligation shall survive the expiration or earlier termination of the term hereof. If air-conditioning is provided to the demised premises by means of a central system or package or other units that also provide air-conditioning to any portion of the building other than the demised premises, Landlord shall also maintain, repair and replace the same as hereinabove provided. In any case where Landlord is providing air-conditioning or if Landlord is providing chilled water or condensor water for air-conditioning units serving only the demised premises, Landlord shall supply such service between May 15 and September 15 each year throughout the term.

C In no event shall Landlord be required to furnish heat, air-conditioning or ventilation during hours other than those as set forth in paragraphs A and B above.

32. SECURITY DEPOSIT

A. Tenant has deposited with Landlord the sum of $12,154.00 as security for the perforrrrance by Tenant of the terms of this lease. Landlord may use any part of the security to satisfy any default of Tenant and any expenses arising from such default, including but not limited to any damages or rent deficiency before or after reentry by Landlord. Tenant shall, upon demand, deposit with Landlord the full amount so used, in order that Landlord shall have the full security deposit on hand at all times during the term of this lease. If Tenant shall comply fully with the terms of this lease, the security shall be returned to Tenant after the date fixed as the end of this lease. In the event of a sale or lease of the building containing the premises, Landlord may transfer the security to the purchaser or tenant, and Landlord shall thereupon be released from all liability for the return of the security. This provision shall apply to every transfer or assignment of the security to a new Landlord. Tenant shall have no legal power to assign or encumber the security herein described. (See Rider)

B. Landlord shall hold such security in an interest-bearing savings account, and Tenant shall be entitled to the interest earned thereon annually, less the maximum administrative fee allowed by law to which Landlord shall be entitled under law.

C. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of fixed annual rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any fixed annual rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other reentry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security deposit shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord in the condition required hereunder. In the event of a sale of the land and building or leasing of the building, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look solely to the new owner for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new owner. Tenant further covenants that it shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound be any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord applies or retains any portion or all of the security deposited, Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be the amount herein above then required to be maintained as the security deposit, exclusive of accrued interest.

33. RENT CONTROL

In the event the fixed annual rent or additional rent or any part thereof provided to be paid by Tenant under the provisions of this lease during the demised tern.' shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal, State, County or City law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, codes or regulations of any organization or entity formed pursuant to law, whether such organization or entity be public or private, then Landlord, at its option, may at anytime thereafter terminate this lease, by not less than thirty (30) days' written notice to Tenant, on a date set forth in said notice, in which event this lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date were the date originally fixed herein for the termination of the demised term. Landlord shall not have the right so to terminate this lease if Tenant within such period of thirty (30) days shall in writing lawfully agree that the rentals herein reserved are a reasonable rental and agree to continue to pay said rentals, and if such agreement by Tenant shall then be legally enforceable by Landlord.

34. SHORING

Tenant shall permit any person authorized to make an excavation on land adjacent to the building containing the premises to do any work within the premises necessary to preserve the wall of the building from injury or damage, and Tenant shall have no claim against Landlord for damages or abatement of rent by reason thereof.

35. EFFECT OF CONVEYANCE, ETC.

If the building containing the premises shall be sold, transferred or leased, or the lease thereof transferred or sold, Landlord shall be relieved of all future obligations and liabilities hereunder and the purchaser, transferee or tenant of the building shall be deemed to have assumed and agreed to perform all such obligations and liabilities of Landlord hereunder. In the event of such sale, transfer or lease, Landlord shall also be relieved of all existing obligations and liabilities hereunder, provided that the purchaser, transferee or tenant of the building assumes in writing such obligations and liabilities.

36, RIGHTS OF SUCCESSORS AND ASSIGNS

This lease shall bind and inure to the benefit of the heirs, executors, administrators, successors, and, except as otherwise provided herein, the assigns of the parties hereto. If any provision of any Article of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of that Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of said Article and of this lease shall be valid and be enforced to the fullest extent permitted by law.

37. CAPTIONS

The captions herein are inserted only for convenience, and are in no way to be construed as a part of this lease or as a limitation of the scope of any provision of this lease.

38. LEASE SUBMISSION

Landlord and Tenant agree that this lease is submitted to Tenant on the understanding that it shall not be considered an offer and shall not bind Landlord in any way unless and until (i) Tenant has duly executed and delivered duplicate originals thereof to Landlord and (ii) Landlord has executed and delivered one of said originals to Tenant.

39. ELEVATORS AND LOADING

A. There shall be no major loading or unloading in the building between 8:00 a.m. and 6:00 p.m. or on any Saturday, Sunday or holiday. Tenant acknowledges it has been advised that the freight elevators servicing the building can be used from 8:00 a.m. to 6:00 p.m. on business days only for less than truck load deliveries which will not unreasonably interfere with use of the freight elevator by or on behalf of Landlord and the other tenants of the building.

B. It is the intention of Landlord to maintain in the building, operatorless automatic control elevators. However, Landlord may, at its option, maintain in the building either manually operated elevators or operatorless automatic control elevators or part one and part the other, and Landlord shall have the right from time to time during said term, to change, in whole or in part, from one to the other without notice to Tenant and without in any way constituting an eviction of Tenant or affecting the obligations of Tenant hereunder or incurring any liability to Tenant hereunder.

40. BROKERAGE

A. Tenant represents and warrants that it neither consulted nor negotiated with any broker or finder with regard to the demised premises other than Helmsley-Spear, Inc. and Midtown Commercial Real Estate. Tenant agrees to indemnify, defend and save Landlord harmless from and against any claims for fees or commissions from anyone other than Helmsley-Spear, Inc. and Midtown Commercial Real Estate, with whom Tenant has dealt in connection with the demised premises or this lease.

B. Landlord represents and warrants that it neither consulted nor negotiated with any broker or finder with regard to the demised premises other than Helmsley-Spear, Inc. and Midtown Commercial Real Estate. Landlord agrees to indemnify, defend and save Tenant harmless from and against any claims for fees or commissions from anyone other than Helmsley-Spear, Inc. and Midtown Commercial Real Estate, with whom Landlord has dealt in connection with the demised premises or this lease. Landlord agrees to pay any commission or fee owing to the aforesaid Helmsley-Spear, Inc. and Midtown Commercial Real Estate, pursuant to separate agreements with them. Nothing in this Article 40 shall be construed to be a third party beneficiary contract.

41. ARBITRATION

In each case specified in this lease in which resort to arbitration shall be required, such arbitration (unless otherwise specifically provided in other Sections of this Lease) shall be in Manhattan in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the provisions of this lease, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

42. INSURANCE

The following requirements (collectively, the "Insurance Requirements") shall be complied with by Tenant at all times during the teini hereof:

A. At all times during the term hereof, Tenant shall maintain, at Tenant's expense, the following insurance coverage:

(i) all risk property insurance, including theft and, if applicable, boiler and machinery coverage, written at replacement cost value in an adequate amount to avoid coinsurance and a replacement cost endorsement insuring Tenant's trade fixtures, furnishings, equipment and all items of personal property of Tenant and including property of Tenant's customers or clients, as the case may be, located in the demised premises;

(ii) broad form commercial general liability insurance written on a per occurrence basis with a per occurrence limit of not less than $2,000,000 and with other limits reasonably satisfactory to Landlord;

(iii) business interruption insurance covering risk of loss due to the occurrence of any of the hazards covered by the insurance to be maintained by Tenant described in paragraph A(i) with coverage in a face amount of not less than the aggregate amount, for a period of 12 months following the insured-against peril, of 100% of all fixed annual rent and additional rent to be paid by Tenant under this Lease; and

(iv) worker's compensation insurance and employer's liability coverage in statutory limits, and New York State disability insurance as required by law, covering all employees.

Landlord may, from time to time, but not more frequently than once every year, adjust the minimum limits set forth above, provided such adjusted limits are reasonably comparable with the limits then being required by landlords of similarly situated office tenants in Mid-Town Manhattan.

B. All insurance policies to be maintained as set forth above (i) shall be issued by companies of recognized responsibility, licensed and admitted to do business in the State of New York, reasonably acceptable to Landlord, and maintaining a rating of A-/XII or better in Best's Insurance Reports-Property-Casualty (or an equivalent rating in any successor index adopted by Best's or its successor), (ii) shall provide that they may not be canceled or modified unless Landlord and all additional insureds and loss payees thereunder are given at least thirty (30) days prior written notice of such cancellation or modification, (iii) shall name, as additional insureds, Landlord, the managing agent of the building and any other person or entity whose name and address shall have been furnished to Tenant and (iv) shall be primary and non-contributory in all respects. All policies providing fire and extended coverage property insurance coverage pursuant to paragraph A(i) shall name Landlord as loss payee with respect to improvements and alterations, and shall name Tenant as loss payee with respect to Tenant's property.

C. Prior to the Commencement Date, Tenant shall deliver to Landlord binding certificates of insurance for the insurance coverage required by paragraph A and, if required by Landlord, copies of the policies therefore in each case in form and providing for deductibles reasonably satisfactory to Landlord. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord certificates of renewal at least thirty (30) days before the expiration of any existing policy. If Tenant fails to procure or maintain any insurance required by this Lease and to pay all premiums and charges therefor, Landlord may (but shall not be obligated to) pay the same, and Tenant shall reimburse Landlord, within twenty (20) days after demand, for all such sums paid by Landlord. Any such payment shall not cure or waive any default by Tenant in the performance of its obligations hereunder, nor shall the foregoing right of Landlord to make such payment in any way limit, reduce, diminish or impair the rights of Landlord under the terms of this Lease or at law or in equity arising as a result of any such default.

D. Tenant shall not carry separate or additional insurance, concurrent in form or contributing in the event of any loss or damage with any insurance required to be obtained by Tenant under this Lease unless the parties required by paragraph B above to be named as additional insureds or loss payees thereunder are so named. Tenant may carry any insurance coverage required of it hereunder pursuant to blanket policies of insurance so long as the coverage afforded Landlord and the other additional insureds or loss payees thereunder, as the case may be, shall not be less than the coverage that would be provided by direct policies.

E. Tenant agrees to include, if obtainable at no additional cost, in its fire insurance policy or policies on its furniture, furnishings, fixtures and other property removable by Tenant under the provisions of its lease of space in the building appropriate clauses pursuant to which the insurance company or companies (i) waive the right of subrogation against Landlord and/or any tenant of space in the building with respect to losses payable under such policy or policies and/or (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies. But should any additional premium be exacted for any such clause or clauses, Tenant shall be released from the obligation hereby imposed unless Landlord or the other tenants shall agree to pay such additional premium.

43. CHANGE OF LOCATION

A. Tenant covenants and agrees that Landlord shall have the absolute and unqualified right, upon notice to Tenant, to designate as the demised premises that part of any other floor in the Building that approximately corresponds to the premises demised hereunder; provided, however, (a) Landlord may exercise this right only once during the term of this lease, (b) such substituted space (hereinafter called "Substituted Space") shall be the equivalent or better in the appearance of the demised premises upon completion of the Building Work and (c) Landlord shall move Tenant to the Substituted Space in a single weekend at Landlord's cost. Such notice to Tenant shall specify and designate the Substituted Space so substituted for the demised premises. Notwithstanding such substitution of space, this lease and all the terms, provisions, covenants and conditions contained in this lease shall remain and continue in full force and effect, except that the demised premises shall be and be deemed to be such substituted space, with the same force and effect as if the Substituted Space were originally specified in this lease as the premises demised hereunder.

B. In the event of the substitution of space as provided in paragraph A above, Tenant, upon six (6) months' prior written notice given by Landlord to Tenant, shall move to the Substituted Space at Landlord's expense, and upon failure of Tenant to so move to the Substituted Space, Landlord may, as Tenant's agent, remove Tenant from the demised premises to the Substituted Space. Failure of Tenant to move to the Substituted Space pursuant to this Article shall be deemed a substantial breach of this lease.

C. Following such substitution of space (pursuant to this Article) if any, Landlord and Tenant shall, promptly at the request of either party, execute and deliver an agreement in recordable form setting forth such substitution of space and the effective date thereof.

44. INTENTIONALLY DELETED

45. ENVIRONMENTAL COMPLIANCE

A.   (i) Tenant shall comply with all federal, state and local environmental protection and regulatory laws applicable to the demised premises.

(ii) Tenant shall not use, generate, manufacture, store or dispose of any hazardous substance on, under or about the demised premises or the building nor transport any hazardous substance thereto. Tenant shall immediately advise the Landlord, in writing of any and all enforcement, clean-up, remediation, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable laws relating to any hazardous substances; and all claims, made or threatened by any person (including a governmental authority) against the demised premises, Tenant or Landlord relating to any damage, injury, costs, remedial action or cost recovery compensation arising out of or due to the existence of any hazardous substance in or about the demised premises or the building.

B. Tenant shall defend, indemnify and hold Landlord harmless from and against all actions, causes of action, claims, lawsuits, administrative proceedings, hearings, judgments, awards, fines, penalties, costs (including legal, engineers', experts', investigatory and consulting fees), damages, remediation activities and cleanup costs, liens, and all other liabilities incurred by Landlord whenever incurred, arising out of any Tenant's act or failure to act resulting in (i) the existence or presence (or alleged existence or presence) on or about the building of any hazardous substance or the release of any hazardous substance into the environment; (ii) any personal injury or property damage resulting from any hazardous substance in or about the building; (iii) the violation of any federal, state or municipal environmental protection or regulatory law; or (iv) the commencement or prosecution of any judicial or administrative procedure arising out of any claims under any federal, state or municipal environmental protection or regulatory law or common law cause of action in which Landlord is named a party or in which it may intervene. The obligations of Tenant under this paragraph B shall survive the expiration or earlier termination of the term hereof.

(ii) Landlord shall defend, indemnify and hold Tenant harmless from and against all actions, causes of action, claims, lawsuits, administrative proceedings, hearings, judgments, awards, fines, penalties, costs (including legal, engineers', experts', investigatory and consulting fees), damages, remediation activities and cleanup costs, liens, and all other liabilities incurred by Tenant whenever incurred, arising out of any Landlord's act or failure to act resulting in (i) the existence or presence (or alleged existence or presence) on or about the building of any hazardous substance or the release of any hazardous substance into the environment; (ii) any personal injury or property damage resulting from any hazardous substance in or about the building; (iii) the violation of any federal, state or municipal environmental protection or regulatory law; or (iv) the commencement or prosecution of any judicial or administrative procedure arising out of any claims under any federal, state or municipal environmental protection or regulatory law or common law cause of action in which Tenant is named a party or in which it may intervene. The obligations of Landlord under this paragraph B shall survive the expiration or earlier termination of the term hereof.

C. "Hazardous substance" means any hazardous substance as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986; hazardous waste as defined in the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§ 6901 et seq., as any of the foregoing may be amended or superseded; oil; petroleum product, derivative, compound or mixture; mineral, including asbestos; chemical; gas; medical waste; polychlorinated biphenyls (pcb's); methane; radon; radioactive material; volatile hydrocarbons; or other material, whether naturally occurring, man-made or the by-product of any process, which is toxic, harmful or hazardous or acutely hazardous to the environment or public health or safety; or any other substance the existence of which on or at any property would be the basis for a claim for damages, clean-up costs or remediation costs, fine, penalty or lien under any federal, state or municipal environmental protection or regulatory law or applicable common law.

46. LEASE FULLY NEGOTIATED

In construing this lease, it shall be deemed to be a document fully negotiated and drafted jointly by counsel to Landlord and by Tenant and the authorship of any term or provision hereof shall not be deemed germane to its meaning. The existence or non-existence in any prior draft hereof of any term or provision whether included herein or not shall not be relevant to the establishment of the intent of the parties hereto or the meaning of any term or provision hereof and may not be used as evidence to establish any such intent or meaning.

47. SMOKING RESTRICTIONS

Landlord reserves and shall have the right to restrict to certain designated areas within the premises or to prohibit altogether smoking of cigarettes, cigars, other tobacco products or any other substances and the use of pipes and other paraphernalia for such purposes. Without limiting Landlord's rights under the preceding sentence, Tenant shall enforce within the premises the provisions of Local Law 5 of 1995.

48.ADDITIONAL DEFINITIONS

The term "real estate taxes" shall, in addition to the items referred to in Article 2, include assessments, impositions and levies imposed by business special tax districts. "Business days" shall mean all days, except Saturdays, Sundays, and all days celebrated as holidays under union contracts applicable to the building. The words "herein," "hereof," "hereto," "hereunder" and similar words shall be interpreted as being references to this lease as a whole and not merely the clause, paragraph, Section or Article in which such word appears. The term "demised premises" is used interchangeably with the term "premises". The words "shall" and "will" are interchangeable, each imposing a mandatory obligation upon the party to whom such verb applies. The words 'include" and "including" shall be interpreted to mean "including, without limitation." The word "control" and the variations thereof used in this lease shall have the meanings ascribed to them under the Securities Act of 1933, as amended, and the regulations promulgated under it. Wherever appropriate in this lease, personal pronouns shall be deemed to include the other genders and the singular or plural of any defined term or other word shall, as the context may require, be deemed to include, as the case may be, either the singular or the plural. An Article and paragraph and subsection references set forth herein shall, unless the context otherwise specifically requires, be deemed references to the Articles, paragraphs and subsections of this lease. Wherever herein Tenant is required to comply with laws, orders and regulations of any governmental authority having or asserting jurisdiction over the demised premises, such laws, orders and regulations shall include, as and where applicable to the demised premises: the Americans with Disabilities Act of 1990, Local Law 5/1973, Local Laws 16/1984, and 16/1987, Local Law 58/1987, Local Law 76/1985 and Local Law 80/1985, as each may be amended and any successor statutes of like or similar import. References to Landlord as having no liability to Tenant or being without liability to Tenant shall mean that, except as otherwise provided in this lease, Tenant is not entitled to terminate this lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder.

49. USE OF BUILDING NAME AND IMAGE

Tenant acknowledges and agrees that Landlord owns the name and image of the Empire State Building and the good will symbolized by such name and image. Tenant, therefore, shall not use or suffer the use by any affiliate, employee or agent of the name or image of the Empire State Building in any advertisement or other publication, irrespective of the medium or in any trademark, servicemark or trade name, without the prior written consent of Landlord in each instance. Breach of the terms of this paragraph shall be deemed to be a material default under this Lease. Notwithstanding any other rights or remedies that may exist in law, Landlord shall be entitled to enforce the provisions of this paragraph by injunctive or other form of equitable relief. Tenant's obligations and Landlord's rights under this paragraph shall survive the expiration or sooner termination of the term hereof. Landlord hereby consents to Tenant's use of only the name Empire State Building on Tenant's business stationery solely to identify its address, for only so long as Tenant is a tenant in the building and not in default of any material obligation on its part to be performed hereunder.

IN WITNESS WHEREOF, Landlord and Tenant have executed this lease as of the day and year first above written.

LANDLORD: EMPIRE STATE BUILDING COMPANY L.L.C. By: Helmsley-Spear, Inc., As Agent

By:	/s/ Stephen A. Tole
Stephen A. Tole,
Vice President

TENANT: CONTACT SPORTS, INC.

By:	/s/ Frank J. Drohan
Name: Frank J. Drohan
Title: Chairman and C.E.O.

EXHIBIT A

to Lease

between

Empire State Building Company L.L.C., Landlord

and

Contact Sports, Inc., Tenant

Diagram of Demised Premises

EXHIBIT B

to Lease

between

Empire State Building Company L.L.C., Landlord

and

Contact Sports, Inc., Tenant

Cleaning Schedule

1.
General

All flooring swept nightly.
All carpeted areas and rugs carpet-swept nightly and vacuum cleaned weekly.
Wastepaper baskets emptied nightly (excluding all so-called "wet" garbage) and damp dusted when necessary.
All baseboards, chair rails and trim dusted nightly.
All water fountains wiped clean nightly.

2.
High Dusting - Office Area

Do the following high dusting, to the extent within arm's reach, approximately once a month, including the following:

Dust all pictures, frames, charts, graphs and panel wall hangings within arms reach not reached in nightly cleaning.
Dust all vertical surfaces such as walls, partitions, ventilating louvres and other surfaces not reached in nightly cleaning.

3.
Periodic Cleaning - Lavatories (other than Tenant's private and executive lavatories)

Machine-scrub flooring when necessary.
Wash all partitions, tile walls and enamel surfaces monthly with proper disinfectant when necessary. Dust exterior of lighting fixtures monthly.

4.	Windows Clean outside windows, when necessary, approximately 2 times a year, weather and scaffold conditions permitting.

EXHIBIT C

to Lease

between

Empire State Building Company L.L.C., Landlord

and

Contact Sports, Inc., Tenant

Building Work

FIFTH AVENUE
34th STREET
E
W
N
217 SQ. FT.
FAN ROOM
MEN
STORAGE
STAIR
FIRE

11 th FLOOR
EMPIRE STATE

REV. 4-26-94 SAC

NOTES:

1. REPAIRED ALL EXISTING WALLS, COLUMN ENCLOSURES, BUILDING WALLS & DEMISED WALLS TO MAINTAIN 2-HR FIRE RATING. APPLY NEW DRYWALL IF NECESSARY TO CREATE A SMOOTH SURFACE READY FOR PAINT. REPAIR ALL WALLS AT WINDOWS AND SIDES OF WINDOWS, RE-PLASTER IF NECESSARY TO CREATE SMOOTH SURFACE. PAINT ALL WALLS AS NOTED ON SPECS

2. REMOVE TRANSOM FROM FRAME. CUT FRAME DOWN TO ACHIEVE HEIGHT OF 7'-0" DOORS. COORDINATE REMOVAL OF TRANSOM W/ ESB CONSTR. DEPT. BEFORE WORK IS DONE IN THIS AREA. RETAIN EXIST'G OP'G, (SEE SUITE #2414 FOR SAMPLE) REPAIR & REPAINT FRAME ON BOTH SIDES. ALL WORK WILL INCLUDE PAINT, WALL COV'G, SADDLE, MARBLE FLOORING, PATCHING UP AT SIDES OF TRANSOM AND ANY CONTINUATION OF MOULDING IN CORRIDOR, INCLUDING ANY WORK RELATED TO ACHIEVE A PROFESSIONAL JOB. BLD'G ST'D DOOR W/ VISION PNL & MAIL DROP.

3. REPAIRED ALL EXISTING ACCESS PANELS ON WALLS, COLUMNS ETC., OR PROVIDE NEW, ACCESS PANELS ARE TO BE FULLY FUNCTIONAL, REPAIR ALL HOLES.

4. REPAIR ALL RADIATOR COVERS, PAINT AND REFINISH AS REQ'D. ADD NEW IF NECESSARY UPON APPROVAL BY ESB MGMT.

5. SLIDING DR. CLOSET
1-1/4" HOLLOW CORE SLIDING DR. W/ BALL BEARING AND GALVANIZED TRACK. PROVIDE ALL COMPONENTS NECESSARY FOR SMOOTH OPERATION OF DRS, INCLUDING DR. HANDLES. CLOSET TO HAVE COAT ROD & HAT SHELF.

6. PROVIDE TILE FLOORING AND TRANSITION STRIP FOR KITCHEN. TYPE AND COLOR TO SELECTED BY "ESB". SAMPLE MUST BE SUBMITTED FOR APPROVAL.

7. ALL FLOOR HOLES IF ANY ARE TO BE CLOSED W/ CONCRETE, BUT MATERIAL MUST BE APPROVED BY ESB.

8. PROVIDE DRYWALL HEADER SAME HT. AS CEIL'G IN CORRIDOR TAPE & SPACKLE BOTH SIDES UP TO AND SECURED TO SLAB.

9. 1/2" POLISH PLATE CLEAR GLASS FULL HT. PANEL W/ 4" HIGH POL. CHROME SHOE TOP & BOTTOM, SECURED TO HEADER ABOVE AND ANCHORED TO FLOOR, USE BUTT JOINT AT CENTER OF GLASS.

7'-11" V.I.F.
(3) EQ. CAB.
N.T.S.
2'-8" ± V.I.F.
2'-0"
4"
1-1/2"
3'-0"
OUTLETS
(2) PULL-OUT DRWS
SOLID PNL
2'-1"
CLEAR
(2) ADJ. SH
FRIG. SPACE
WOOD END PNL PTD TO MATCH
HINSED DOOR CAB'T W/ 3" PULLS & CONCEAL HINGES. UNDER COUNTER
4" H X 2" RECESSED VINYL BASE

(2) DR. HINSED PLAST. LAM. CABINET W/ (2) PLAST. LAMINATE SHELVES PROVIDE ALL NECESSARY HARDWARE, UNIT TO BE ANCHORED TO WALL, 1'-2" D PROVIDE SOLID WOOD BLOCK'S IN WALL.

SPACE AT ENDS FOR DOORS TO OPEN FREELY 1" ±

PROVIDE FORMICA COUNTER TOP W/ BACK SPLASH & BUILT-IN GALVANIZED SINK, "AMERICAN STANDARD" FAUCET #1401-1724 AMARILIS HERITAGE W/ BLADE HANDLES.

COUNTER TOP TO BE 1-1/2" AT FRONT LIP PROVIDE ALL BRACING & CONNECTIONS NECESSARY, KITCHEN HAS TO BE COMPLETELY OPERATIONAL UPON COMPLETION OF PROJECT.

KITCHEN

PROVIDE HINGED DR. CAB'T BELOW COUNTER TOP 2'-0" D W/ CENTER DIVIDER, SIDE MT'D STANDARDS & (2) ADJ. SH'L. INCLUDING PULL OUT DRAWERS ON EXTENSION SLIDES AND PULLS.

ALL CABINETS AND DRAWER TO BE CONSTRUCTED OUT OF WOOD COVERED WITH PLASTIC LAMINATE. COLOR TO BE DETERMINED. ALL PULLS TO BE POLISH CHROME FINISH. DOORS SHOULD BE ABLE TO OPEN OUT FREELY.

ELEVATION (1)
1/4"=1'-0"

NOTE:

1 - ALL EXISTING OUTLETS, LIGHT SWITCHES ON EXISTING WALLS, PERIMETER WALLS, DEMISE WALLS & COLUMNS ARE TO BE REUSED & REPLACED WITH BUILDING STANDARD. INCLUDING THE QUAD OUTLETS, UNLESS OTHERWISE NOTED.

2 - RELOCATE EXISTING FIRE ALARM TO TO SAME GENERAL LOCATION.

3 - REMOVE ALL UN-NECESSARY CONDUITS, WIRES JACKS ETC., CHECK W/ ESB ELECTRICAL DEPT. BEFORE REMOVAL.

4 - REMOVE ALL UN-NECESSARY LIGHT SWITCHES THAT ARE NOT NEEDED.

5 - CHECK W/ ESB ELECTRICAL DEPT. AS TO THE DISPOSITION OR REMOVAL OF THE PHONE PANELS. THIS MUST BE RESOLVED BEFORE THE KITCHEN IS BUILT.

6 - REMOVE MULTIPLE LIGHT SWITCHES, PROVIDE (1) BLD'S STD SWITCH.

7 - ALL EXIST'G ELECTRICAL METERS THAT ARE MOUNTED ON THE WALLS ARE TO BE BROUGHT TO THE ATTENTION OF ESB ELECTRICAL DEPT. FOR DIRECTIONS BEFORE ANY ELECTRICAL WORK IS DONE.

8 - REACTIVATE / REPAIR DOOR BUZZER. CONVERT INTO DOOR BELL.

N.I.C.
N.I.C.
61
62
63
64
71
72
73
74
81
82
83
84
92
93
94
EX
N
REMOVE
SEE NOTE #5
NEW OUTLETS ABOVE CTR TOP APPROX. 3'-4" AFF
SEE NOTE #6
NEW EXIT SIGN
SEE NOTE #8

EMPIRE STATE BUILDING	DRAWN BY: WM	ROOM #: 1103	TENANT NAME:	
HELMSLEY-SPEAR, INC. CONSTRUCTION DEPARTMENT	SCALE: 1/8"=1'-0"	DWG. TYPE: ELECTRICAL PLAN	TENANT APPROVAL:	
350 FIFTH AVENUE NEW YORK, N.Y. 10118 (212) 736-3100 FAX (212) 967-6167	DATE: 8-22-02		APPROVAL DATE:	SHEET: 4 OF 5

NOTES:

1. REMOVE EXISTING CEILING AND ALL DUCT WORK FROM THESE AREAS. SLAB AND ALL WALLS ARE TO BE REPAIRED. ALL HOLES ARE TO BE FILLED IN. ALL UNNECESSARY PROTRUSIONS ARE TO BE REMOVED. WORK WILL INCLUDE ALL SIDE WALLS, BLOCK WALLS ETC. SLAB AND ALL WALLS ARE TO BE LEFT SMOOTH AND READY FOR PAINT

2. CONTRACTOR IS TO DO THROUGH SURVEY OF DUCTS BEFORE SUBMITTING BIDS, WORK IS TO BE COORDINATED W/ ESB ENGINEERING DEPT. & ESB CONSTRUCTION DEPT. REPLACE ALL COMPONENTS W/ BUILDING STANDARD. AIR SUPPLY & RETURN AS PER INDICATED ON DWGS OR BEST POSSIBLE LOCATION.

3. PROVIDE FLOURESCENT PENDANT LIGHT FIXTURES WHERE INDICATED. SOURCE: "LIGHTOLIER"
EYE-Q SERIES
EY-S-425-FX-232-120-SO
ASCIB STEM CANOPY
ALL FIXTURES ARE 4'-0" L OR DOUBLE WHERE INDICATED.

4. DO NOT MOUNT PENDANT LIGHT FIXTURE ON BEAMS STEMS SHOULD BE ATTACHED TO SLAB.

N.I.C.
N.I.C.
61
62
63
64
71
72
73
74
81
82
83
84
92
93
94
EQ.
3'-6"
4'-0"
NEW HEADER
EX. BEAM
A/S
N

EMPIRE STATE BUILDING HELMSLEY-SPEAR, INC. CONSTRUCTION DEPARTMENT 350 FIFTH AVENUE NEW YORK, N.Y. 10118 (212) 736-3100 FAX (212) 967-6167	DRAWN BY: WM	ROOM #: 1103	TENANT NAME:	
	SCALE: 1/8"=1'-0"	DWG. TYPE:	TENANT APPROVAL:	
	DATE: 8-22-02	REFLECTED CEILING PLAN	APPROVAL DATE:	SHEET: 5 OF 5

SCHEDULE A
RULES AND REGULATIONS

1.
No animals, birds, bicycles or vehicles shall be brought into or kept in the premises. The premises shall not be used for manufacturing or commercial repairing or for the retail sale of merchandise or as a lodging place, or for any immoral or illegal purpose, nor shall the premises be used for a public stenographer or typist; barber or beauty shop; telephone, secretarial or messenger service; employment, travel or tourist agency; school or classroom; commercial document reproduction; or for any business other than specifically provided for in the tenant's lease. Tenant shall not cause or permit in the premises any disturbing noises which may interfere with occupants of this or neighboring building, any cooking or objectionable odors, or any nuisance of any kind, or any inflammable or explosive fluid, chemical or substance. Canvassing, soliciting and peddling in the building are prohibited, and each tenant shall cooperate so as to prevent the same.

2.
The toilet rooms and other water apparatus shall not be used for any purposes other than those, for which they were constructed, and no sweepings, rags, ink, chemicals or other unsuitable substances shall be thrown therein. Tenant shall not throw anything out of doors, windows or skylights or into hallways, stairways or elevators, nor place food or objects on outside windowsills. Tenant shall not obstruct or cover the halls, stairways and elevators, or use them for any purpose other than ingress and egress to or from tenant's premises, nor shall skylights, windows, doors and transoms that reflect or admit light into the building be covered or obstructed in any way.

3.
Tenant shall not place a load upon any floor of the premises in excess of the load per square foot, which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes in the premises. Business machines and mechanical equipment shall be placed and maintained by tenant, at tenant's expense, only with Landlord's consent and in settings approved by Landlord to control weight, vibration, noise and annoyance. Smoking or carrying lighted cigars, pipes or cigarettes in the elevators of the building is prohibited. If the premises are on the ground floor of the building the tenant thereof at its expense shall keep the sidewalks and curb in front of the premises clean and free from ice, snow, dirt and rubbish.

4.
Tenant shall not move any heavy or bulky materials into or out of the building without Landlord's prior written consent, and then only during such hours and in such manner as landlord shall approve. If any material or equipment requires special handling, tenant shall employ only persons holding a Master Rigger's License to do such work, and all such work shall comply with all legal requirements. Landlord reserves the right to inspect all freight to be brought into the building, and to exclude any freight which violates any rule, regulation or other provision of this lease.

5.
No sign, advertisement, notice or thing shall be inscribed, painted or affixed on any part of the building, without the prior written consent of Landlord. Landlord may remove anything installed in violation of this provision, and Tenant shall pay the cost of such removal. Interior signs on doors and directories shall be inscribed or affixed by Landlord at Tenant's expense. Landlord shall control the color, size, style and location of all signs, advertisement and notices. No advertising of any kind by Tenant shall refer to the building, unless first approved in writing by Landlord. The foregoing shall not prohibit Tenant from hanging ordinary office pictures.

6.
No article shall be fastened to, or holes drilled or nails or screws driven into, the ceilings, walls, doors or other portions of the premises, nor shall any part of the premises be painted, papered or otherwise covered, or in any way marked or broken, without the prior written consent of Landlord.

7.
No existing locks shall be changed, nor shall any additional locks or bolts of any kind be placed upon any door or window by Tenant, without the prior written consent of Landlord. At the termination of this lease, Tenant shall deliver to Landlord all keys for any portion of the premises or building. Before leaving the premises at any time, Tenant shall close all windows and close and lock all doors.

8.
No Tenant shall purchase or obtain for use in the premises any spring water, ice, towels, food, bootblacking, barbering, or other such services furnished by any company or person not approved by Landlord. Any necessary exterminating work in the premises shall be done at Tenant's expense, at such times, in such manner and by such company as Landlord shall require. Landlord reserves the right to exclude from the building, from 6:00 p.m. to 8:00 a.m., and at all hours on Sunday and legal holidays, all persons who do not present a pass to the building signed by Landlord. Landlord will furnish passes to all persons reasonably designed by Tenant. Tenant shall be responsible for the acts of all persons to whom passes are issued at Tenant's request.

9.
Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, Tenant agrees to pay Landlord as additional rent, on demand, and administrative fee equal to the sum of the reasonable fees of any architect, engineer or attorney employed by Landlord review said plan, agreement or document and Landlord's administrative costs for same.

10.
The use in the demised premises of auxiliary heating devices, such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating, is prohibited.

11.
Lessee will be entitled to seven (7) listings on the building lobby directory board, without charge. Any additional directory listing (if space is available), or any change in a prior listing, with the exception of a deletion, will be subject to a Fifteen ($15.00) Dollar charge per listing payable as additional rent.

In case of any conflict or inconsistency between any provisions of this lease and any of the rules and regulations as originally or as hereafter adopted, the provisions of this lease shall control.

RIDER ANNEXED TO AND MADE A PART OF LEASE BETWEEN EMPIRE STATE BUILDING COMPANY L.L.C., AS LANDLORD, AND CONTACT SPORTS, INC., AS TENANT

50. Supplementing Articles 4 hereof, Landlord and Tenant agree that:

A. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this lease, nor underlet, or suffer or permit the demised premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance. The merger or consolidation of a corporate lessee or sublessee where the net worth of the resulting or surviving corporation is less than the net worth of the lessee or sublessee immediately prior to such merger or consolidation shall be deemed an assignment of this lease or of such sublease. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease. If any lien is filed against the demised premises or the building of which the same form a part for brokerage services claimed to have been perfollned for Tenant, whether or not actually performed, the same shall be discharged by Tenant within ten (10) days thereafter, at Tenant's expense, by filing the bond required by law or otherwise and paying any other necessary sums, and Tenant agrees to indemnify Landlord and its agents and hold them haiinless from and against any and all claims, losses or liability resulting from such lien for brokerage service rendered.

B. If Tenant desires to assign this lease or to sublet all or any portion of the demised premises, it shall first submit in writing to Landlord the documents described in Section C hereof, and shall offer in writing, (i) with respect to a prospective assignment, to assign this lease to Landlord without any payment of moneys or other consideration therefor, or, (ii) with respect to a prospective subletting, to sublet to Landlord the portion of the demised premises involved ("Leaseback Area") for the term specified by Tenant in its proposed sublease or, at Landlord's option for the balance of the term of the lease less one (1) day, and at the lower of (a) Tenant's proposed subrental or (b) at the same rate of fixed rent and additional rent, and otherwise on the same terms, covenants and conditions (including provisions relating to escalation rents), as are contained herein and as are allocable and applicable to the portion of the demised premises to be covered by such subletting. The offer shall specify the date when the Leaseback Area will be made available to Landlord, which date shall be in no event earlier than ninety (90) days nor later than one hundred eighty (180) days following the acceptance of the offer. If an offer of sublease is made, and if the proposed sublease will result in all or substantially all of the demised premises being sublet, then Landlord shall have the option to extend the term of its proposed sublease for the balance of the term of this lease less one (1) day.

Landlord shall have a period of ninety (90) days from the receipt of such offer to either accept or reject the same. If Landlord shall accept such offer Tenant shall then execute and deliver to Landlord, or to anyone designated or named by Landlord, an assignment or sublease, as the case may be, in either case in a form reasonably satisfactory to Landlord's counsel.
If a sublease is so made it shall expressly:

(a) permit Landlord to make further subleases of all or any part of the Leaseback Area and (at no cost or expense to Tenant) to make and authorize any and all changes, alterations, installations and improvements in such space as necessary;

(b) provide that Tenant will at all times permit reasonably appropriate means of ingress and egress from the Leaseback Area;

(c) negate any intention that the estate created under such sublease be merged with any other estate held by either of the parties;

(d) provide that Landlord shall accept the Lease back Area "as is" except that Landlord, at Tenant's expense, shall perform all such work and make all such alterations as may be required physically to separate the Leaseback Area from the remainder of the demised premises and to permit lawful occupancy, it being intended that Tenant shall have no other cost or expense in connection with the subletting of the Leaseback Area;

(e) provide that at the expiration of the term of such sublease Tenant will accept the Leaseback Area in its then existing condition, subject to the obligations of Landlord to make such repairs thereto as may be necessary to preserve the Leaseback Area in good order and condition, ordinary wear and tear excepted.

Landlord shall indemnify and save Tenant harmless from all obligations under this lease as to the Leaseback Area during the period of time it is so sublet, except for fixed annual rent and additional rent, if any, due under this lease, which are in excess of the rents and additional sums due under such sublease.

Subject to the foregoing, performance by Landlord, or its designee, under a sublease of the Leaseback Area shall be deemed performance by Tenant of any similar obligation under this lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this lease, nor shall Tenant be liable for any default under this lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the Tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease.

C. If Tenant requests Landlord's consent to a specific assignment or subletting, it shall submit in writing to Landlord (i) the name and address of the proposed assignee or sublessee, (ii) a duly executed counterpart of the proposed agreement of assignment or sublease, (iii) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or sublessee, and as to the nature of its proposed use of the space, and (iv) banking, financial or other credit information relating to the proposed assignee or sublessee reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or sublessee.

D. If Landlord shall not have accepted Tenant's offer, as provided in Section B, then Landlord will not unreasonably withhold or delay its consent to Tenant's request for consent to such specific assignment or subletting. Any consent of Landlord under this article shall be subject to the terms of this article and conditioned upon there being no default by Tenant, beyond any grace period, under any of the terms, covenants and conditions of this lease at the time that Landlord's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any proposed sublease or the effective date of any proposed assignment.

E. Tenant understands and agrees that no assignment or subletting shall be effective unless and until Tenant, upon receiving any necessary Landlord's written consent (and unless it was theretofore delivered to Landlord) causes a duly executed copy of the sublease or assignment to be delivered to Landlord within ten (10) days after execution thereof. Any such sublease shall provide that the sublessee shall comply with all applicable terms and conditions of this lease to be performed by the Tenant hereunder. Any such assignment of lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this lease to be performed by the Tenant.

F.Anything herein contained to the contrary notwithstanding:

1. Tenant shall not advertise (but may list with brokers) its space for assignment or subletting at a rental rate lower than the greater of the then building rental rate for such space or the rental rate then being paid by Tenant to Landlord.

2. The transfer of a majority of the issued and outstanding capital stock of, or a controlling interest in, any corporate tenant or subtenant of this lease or a majority of the total interest in any partnership tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this lease or of such sublease. The transfer of outstanding capital stock of any corporate tenant, for purposes of the Article, shall not include sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934 as amended, and which sale is effected through "over-the-counter market" or through any recognized stock exchange.

3.No assignment or subletting shall be made:

(a) To any person or entity which shall at that time be a tenant, subtenant or other occupant of any part of the building of which the demised premises form a part, or who dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the building during the six (6) months immediately preceding Tenant's request for Landlord's consent;

(b) By the legal representatives of the Tenant or by any person to whom Tenant's interest under this lease passes by operation of law, except in compliance with the provisions of this Article;

(c)            To any person or entity for the conduct of a business which is not in keeping with the standards and the general character of the building of which the demised premises form a part.

G. Anything hereinabove contained to the contrary notwithstanding, the offer back to Landlord provisions of Section B hereof shall not apply to, and Landlord will not unreasonably withhold or delay its consent to an assignment of this lease, or sublease of all or part of the demised premises, to the parent of Tenant or to a wholly-owned subsidiary of Tenant or of said parent of Tenant, provided the net worth of the transferor or sublessor, after such transaction, is equal to or greater than its net worth immediately prior to such transaction, and provided also that any such transaction complies with the other provisions of this Article.

H. Anything hereinabove contained to the contrary notwithstanding, the offer back to Landlord provisions of Section B hereof shall not apply to, and Landlord will not unreasonably withhold or delay its consent to an assignment of this lease, or sublease of all or part of the demised premises, to any corporation (i) to which substantially all the assets of Tenant are transferred or (ii) into which Tenant may be merged or consolidated, provided that the net worth, experience and reputation of such transferee or of the resulting or surviving corporation, as the case may be, is equal to or greater than the net worth experience and reputation of Tenant immediately prior to such transfer and provided, also, that any such transaction complies with the other provisions of this Article.

No consent from Landlord shall be necessary under Subdivisions G or H hereof where (i) reasonably satisfactory proof is delivered to Landlord that the net worth and other provisions of G or H, as the case may be, and the other provisions of this Article, have been satisfied and (ii) Tenant, in a writing reasonably satisfactory to Landlord's attorney, agrees to remain primarily liable jointly and severally with any transferee or assignee, for the obligations of Tenant under this lease.

I. If Landlord shall not have accepted any required Tenant's offer and/or Tenant effects any assignment or subletting, then Tenant thereafter shall pay to Landlord a sum equal to (a) any rent or other consideration paid to Tenant by any subtenant which (after deducting the costs of Tenant, if any, in effecting the subletting, including reasonable alteration costs, commissions and legal fees) is in excess of the rent allocable to the subleased space which is then being paid by Tenant to Landlord pursuant to the terms hereof, and (b) any other profit or gain (after deducting any necessary expenses incurred) realized by Tenant from any such subletting or assignment. All sums payable hereunder by Tenant shall be payable to Landlord as additional rent upon receipt thereof by Tenant.

J. In no event shall Tenant be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval to a proposed assignment or subletting as provided for in this Article. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

K. Anything contained hereinabove to the contrary notwithstanding, the following entities shall be permitted to co-occupy and use the demised premises together with Tenant, if and so long as such entities are Affiliates (as hereinafter defined) of Tenant: Alfa International Corp. ("Alfa"), Ty-Breakers Corp. and Journey of Light, Inc. ("JOL"). The term "Affiliate" when used herein shall mean any entity controlled by, controlling or under common control with Tenant or Tenant's parent, as the case may be. Alfa has an option to acquire JOL. The Parties agree that notwithstanding the foregoing definition of Affiliate, for the purposes of this lease, JOL shall be deemed to be an Affiliate of Tenant and shall be permitted to co-occupy and use the demised premises together with Tenant.

51. Supplementing Article 32 of this lease, if and so long as Tenant is not in default under this lease beyond any grace period, then effective as of January 31, 2005, the amount of the security deposit required under said Article 32 shall be reduced to Eight Thousand One Hundred Two and 67/100 ($8,102.67) Dollars (and Landlord shall promptly refund to Tenant any amount in excess of such sum which is then being held by Landlord hereunder).

52. As of the Commencement Date, there are no charges under either Article 29 or Article 30 and there will be no such charges during the term of this lease.

53. If Landlord shall consummate a new lease ("new lease") with Tenant in the building for vacant space at least thirty (30%) percent larger than the premises demised hereunder, Tenant shall have the right to cancel this lease, but such cancellation right shall be effective only upon strict compliance with the following terms and conditions:

A. Tenant shall notify Landlord within five (5) days after consummating such new lease of its intention to cancel this lease, which notice shall be sent to Landlord by Registered or Certified Mail addressed c/o Helmsley-Spear, Inc., 350 Fifth Avenue, New York, New York 10118, or at such other place hereafter designated in writing by Landlord. The cancellation date shall be either: (i) within ninety (90) days of the effective date of the new lease for larger space; or (ii) any April 30 or October 31, during the remaining period of the term of this lease; and

B. It is understood and greed that the aforesaid cancellation right is conditioned upon Tenant's not being in default under any of the terms, covenants or conditions of this lease, beyond any applicable grace and/or cure period, at the date of delivery of any such cancellation notice and on the cancellation date. Notwithstanding any such cancellation by Tenant hereunder, Tenant shall remain liable to cure any default under any of the term, covenants or conditions of this lease existing on the cancellation date. Such liability of Tenant shall survive any such cancellation; and

C. Tenant shall vacate the premises demised hereunder and surrender possession thereof to Landlord, in broom clean condition, and otherwise in accordance with all terms, conditions and covenant of this lease, on or prior to the cancellation date.